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                   RECEIVABLES FUNDING AND SERVICING AGREEMENT

                         dated as of October 17, 1997

                                     among

                      ARCADIA RECEIVABLES FINANCE CORP. III,

                                   Borrower,

                            ARCADIA FINANCIAL LTD.,

                          as Servicer and Custodian,

             DLJ MORTGAGE CAPITAL, INC. and its permitted assigns,

                                  as Lenders,

                          DLJ MORTGAGE CAPITAL, INC.,

                                   as Agent,

                                      and

               NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                    as Backup Servicer and Collateral Agent

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                  RECEIVABLES FUNDING AND SERVICING AGREEMENT

    THIS RECEIVABLES FUNDING AND SERVICING AGREEMENT is made and entered into as of October 17, 1997, among ARCADIA RECEIVABLES FINANCE CORP. III, a Delaware corporation having its principal office at 7825 Washington Avenue South, Suite 975, Minneapolis, MN 55439-2444 (the "BORROWER"), ARCADIA FINANCIAL LTD., a Minnesota corporation having its principal office at 7825 Washington Avenue South, Suite 500, Minneapolis, MN 55439-2444 (in its individual capacity, "ARCADIA"), as servicer (in such capacity the "SERVICER") and as custodian (in such capacity, the "CUSTODIAN"), DLJ MORTGAGE CAPITAL, INC. and its permitted assigns, as lenders (each, a "LENDER" and together, the "LENDERS"), DLJ MORTGAGE CAPITAL, INC. ("DLJ") a Delaware corporation, as Agent (the "AGENT"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("NORWEST"), as backup servicer (in such capacity the "BACKUP SERVICER") and as collateral agent (in such capacity, the "COLLATERAL AGENT").

                                  BACKGROUND

    1. The Borrower desires that the Lenders extend financing to the Borrower on the terms and conditions set forth herein.

    2. The Lenders (as defined herein) are willing to provide such financing on the terms and conditions set forth in this Agreement.

    3. The Borrower is a wholly owned subsidiary of Arcadia, and to enable the Borrower to obtain the financing provided for herein, and for the consideration set forth herein, Arcadia is willing to act as Custodian and Servicer hereunder.

    4. The Lenders and the Borrower have requested Norwest, and Norwest has agreed to act as Backup Servicer and Collateral Agent hereunder on the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

SECTION 1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

    "ACCOUNTANTS' REPORT" has the meaning set forth in SECTION 8.11(a).

    "ADVANCE" means any amount disbursed by any Lender to the Borrower under this Agreement.

    "ADVANCE DATE" means the date any Advance is made under SECTION 2.3.

    "ADVANCE RATE" means:

          (a)  with respect to Premier Receivables, 95%;

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          (b)  with respect to Classic Receivables (other than Financed Repo
               Receivables), 93%; and

          (c)  with respect to Financed Repo Receivables, 85%.

    "ADVANCE REQUEST" has the meaning set forth in SECTION 2.2.

    "ADVERSE CLAIM" means any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the security interest created under this Agreement.

    "AFFECTED PERSON" has the meaning set forth in SECTION 6.1(a).

    "AFFILIATE" of any Person means any other Person that directly or indirectly controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan). A Person shall be deemed to be "controlled by" any other Person if such other Person controls such Person within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended.

The word "AFFILIATED" has a correlative meaning.

    "AGENT", prior to the Remarketing Date, has the meaning set forth in the PREAMBLE, and on and after the Remarketing Date, means the Custodian.

    "AGENT'S ACCOUNT" has the meaning set forth in SECTION 5.1.

    "AGGREGATE OUTSTANDING PRINCIPAL BALANCE" means, with respect to any group of Receivables as of any date, the sum of the outstanding Principal Balances of all such Receivables as at the close of business on such date.

    "AGREEMENT" shall mean this Receivables Funding and Servicing Agreement, as it may be amended, supplemented or otherwise modified from time to time.

    "AMOUNT FINANCED" means, with respect to a Receivable, the aggregate amount of credit extended under such Receivable toward the purchase price of the related Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

    "ANNUAL PERCENTAGE RATE" or "APR" means, with respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending
Act). If, after the Closing Date, the rate per annum with respect to a Receivable as of the Closing Date is reduced as a result of (a) an insolvency proceeding involving the relevant Obligor or (b) pursuant to the Soldiers' and Sailors' Act, the "Annual Percentage Rate" or "APR" shall refer to such reduced rate.

    "APPLICABLE MARGIN" means .60% per annum; PROVIDED, HOWEVER, that in the event any Investor which is a Structured Lender funds or maintains any Advance or portion thereof through a

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Support Bank of such Structured Lender, the Applicable Margin for such
Advance or portion thereof shall be 1.0% per annum.

    "APPLICABLE PERIOD" means, with respect to an Advance and (a) an Interest Period of 21 days or more, 30 days; (b) an Interest Period of 14 or more but less than 21 days, 21 days; (c) an Interest Period of 7 or more but less than 14 days, 14 days and (d) an Interest Period of less than 7 days, 7 days; PROVIDED that the Applicable Period with respect to an Interest Period of less than 30 days will be 30 days if such Advance is not repaid in full on the last day of such Interest Period.

    "APPLICABLE TELERATE PAGE" MEANS, WITH RESPECT TO LIBOR FOR ANY INTEREST PERIOD OF 30 DAYS, TELERATE PAGE 3750, AND FOR LIBOR FOR ANY INTEREST PERIOD OF LESS THAN 30 DAYS, THE HIGHEST RATE APPEARING ON TELERATE PAGE 4833.

    "ARCADIA" has the meaning set forth in the PREAMBLE.

    "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance Agreement in the form of Exhibit F hereto or such other assignment agreement as may be agreed to between such assignee and the Agent.

    "AVERAGE EXCESS SPREAD PERCENTAGE" means, with respect to any Determination Date following a Settlement Period during which Advances were outstanding, the average of the Spread Percentages for such Determination Date and the two most recent Determination Dates following a Settlement Period during which Advances were outstanding (or such lesser number of such Settlement Periods as shall have occurred after the Closing Date).

    "AVERAGE SERVICING PORTFOLIO" means as of any date, the average of the Servicing Portfolio for the seven preceding Settlement Periods.

    "BACKUP SERVICER" means Norwest Bank Minnesota, National Association, together with its permitted successors and assigns, in its capacity as such hereunder.

    "BANKRUPTCY CODE" means the United States Bankruptcy Code, 11 U.S.C.
Section 101, ET SEQ., as amended.

    "BORROWER" has the meaning set forth in the PREAMBLE.

    "BORROWER ACCOUNT COLLATERAL" has the meaning set forth in SECTION 9.1(c).

    "BORROWER ASSIGNED AGREEMENTS" has the meaning set forth in SECTION
9.1(b).

    "BORROWING BASE" shall mean (a) as of any Determination Date, the product of (i) the Weighted Average Advance Rate and (ii) (x) an amount equal to Aggregate Outstanding Principal Balance of the Pledged Receivables that are Eligible Receivables PLUS (y) an amount equal to the Aggregate Outstanding Principal Balance of the Pledged Receivables that are not Eligible Receivables to the extent such ineligibility results solely from such Pledged Receivables being Delinquent Receivables (excluding any Delinquent Receivables which are Defaulted Receivables); PROVIDED, HOWEVER, that such amount shall not exceed .75% of the Aggregate Outstanding Principal Balance of the Pledged Receivables, included pursuant to clauses (x) and (y) above, as calculated as of the last day of the Settlement Period preceding such Determination Date and (b) as of any other date of determination, the product of (i) the Weighted Average Advance Rate and (ii) (x) an amount equal to the Aggregate Outstanding Principal Balance of the Pledged Receivables that are Eligible Receivables PLUS (y) an amount equal to the Aggregate Outstanding Principal

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Balance of the Pledged Receivables that are not Eligible Receivables to the extent such ineligibility results solely from such Pledged Receivables being Delinquent Receivables (excluding any Pledged Receivables with respect to which an amount greater than $10 is 60 or more days past due); PROVIDED, HOWEVER, that such amount shall not exceed .75% of the Aggregate Outstanding Principal Balance of the Pledged Receivables, included pursuant to clauses
(x) and (y) above, as calculated on such date.

    "BORROWING BASE DEFICIENCY" has the meaning set forth in SECTION 15.1(e).

    "BORROWER COLLATERAL" has the meaning set forth in SECTION 9.1.

    "BUSINESS DAY" shall mean any day on which commercial banks in New York, New York, Minneapolis, Minnesota or Chicago, Illinois are not authorized or required to be closed.

    "CHANGE OF CONTROL" means the occurrence of any of the following with respect to Arcadia:

         (a)(i) a majority of the directors of Arcadia shall be Persons other than Persons (x) for whose election proxies shall have been solicited by the board of directors of Arcadia or (y) who are then serving as directors appointed by the board of directors to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly-created directorships or (ii) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 50% or more in voting power of the outstanding voting stock of Arcadia; or

         (b) Arcadia shall fail to own, directly or indirectly, 100% of the outstanding capital stock of the Borrower.

    "CLASSIC RECEIVABLE" means a Receivable originated under Arcadia's "Classic Program."

    "CLOSING DATE" means October 17, 1997.

    "COLLATERAL" means the Pledged Receivables and the Other Conveyed
Property.

    "COLLATERAL AGENT AGREEMENT" means the Collateral Agent Agreement dated as of the Closing Date among the Collateral Agent, the Agent, the Borrower and the Servicer, including all amendments, modifications and supplements thereto.

    "COLLATERAL INSURANCE" means a vendor's single interest or other collateral protection insurance policy with respect to Financed Vehicles, which policy by its terms insures against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Financed Vehicle.

    "COLLATERAL RECEIPT AND CONFIRMATION" means a Custodial Receipt and Confirmation substantially in the form of EXHIBIT D.

    "COLLECTION ACCOUNT" means the account designated as the Collection Account in, and which is established and maintained pursuant to, SECTION 8.15(a).

    "COLLECTION RECORDS" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Pledged Receivables.

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    "CONTINGENT LIABILITY" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

    "CRAM DOWN LOSS" means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the scheduled payments to be made on such Receivable, an amount equal to the excess of the principal balance of such Receivable immediately prior to such order, minus the principal balance of such Receivable as so reduced. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

    "CUSTODIAN" means Arcadia and any successors and assigns in its capacity as custodian hereunder.

    "DEALER" means a seller of new or used automobiles or light trucks that originated one or more of the Pledged Receivables and sold the respective Receivable, directly or indirectly, to Arcadia.

    "DEALER AGREEMENT" means an agreement by and among Arcadia and a Dealer relating to the sale of Receivables to Arcadia and all documents and instruments relating thereto.

    "DEALER ASSIGNMENT" means, with respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to Arcadia.

    "DEALER UNDERWRITING GUIDELINES" means, collectively, the underwriting guidelines used by Arcadia in the purchase of Receivables as amended from time to time.

    "DEFAULT RATE" means a rate PER ANNUM equal to LIBOR PLUS 2% per annum.

    "DEFAULTED RECEIVABLE" means, with respect to any date of determination, a Pledged Receivable with respect to which: (i) an amount greater than $10.00 is 60 days or more past due, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired), (iii) such Pledged Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed or (iv) the Obligor has been identified on the records of the Servicer as being the subject of a current bankruptcy proceeding.

    "DELINQUENCY RATIO" means, as of any Determination Date, with respect to the Servicing Portfolio, the ratio (expressed as a percentage) computed by dividing:

               (a) the Aggregate Outstanding Principal Balance of the Receivables which were Delinquent Receivables on the last day of the immediately preceding Settlement Period

    BY

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               (b)  the sum of the Aggregate Outstanding Principal Balance of
                    the Receivables on the last day of such immediately preceding Settlement Period.

    "DELINQUENT RECEIVABLE" means a Receivable with respect to which an amount greater than $10.00 is more than 30 days past due thereunder.

    "DETERMINATION DATE" means, with respect to a Distribution Date, the tenth day of the calendar month in which such Distribution Date occurs, or if such tenth day is not a Business Day, the next succeeding Business Day.

    "DISTRIBUTABLE EXCESS SPREAD AMOUNT" means, with respect to any Determination Date prior to the Facility Termination Date following a Settlement Period during which any Advances were outstanding, the sum of the amounts to be distributed on the following Distribution Date pursuant to subsections 3(a)(i), 3(a)(ii) and 3(a)(v) of the Collateral Agent Agreement (other than any such amounts which relate to the maintenance of an Investor's commitment to make Advances hereunder rather than to maintaining or funding its interest in outstanding Advances).

    "DISTRIBUTION DATE" means the 15th day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day, commencing the 15th day of the month following the month in which the initial Advance is made hereunder.

    "DOLLAR(S)" and the sign "$" mean lawful money of the United States of America.

    "ELECTRONIC LEDGER" means the electronic master record of the Receivables of Arcadia.

    "ELIGIBLE ACCOUNT" means (a) a segregated trust account or (b) a segregated direct deposit account, in each case maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's. In either case, such depository institution or trust company shall either (x) be Norwest or (y) have been approved by the Agent, acting in its discretion, by written notice to the Collateral Agent.

    "ELIGIBLE ASSIGNEE" has the meaning set forth in SECTION 17.1.

    "ELIGIBLE RECEIVABLE" means a Receivable:

    ()   that (i) was originated by a Dealer for the retail sale of a
Financed Vehicle in the ordinary course of such Dealer's business and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by Arcadia from such Dealer under an existing Dealer Agreement with Arcadia and was validly assigned by such Dealer to Arcadia, (ii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (iii) is interest bearing, fully amortizing and provides for level monthly payments (PROVIDED that the payment in the first monthly period and the final monthly period of the life of the Receivable may be minimally different from the level monthly payment) which, if made when due, shall fully amortize the related Amount Financed over the original term;

    ()   which is a United States dollar obligation of an Obligor domiciled in the United States and was sold by the Dealer to Arcadia without any fraud or material misrepresentation on the part of such Dealer;

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    ()   with respect to which all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Act, the Minnesota Motor Vehicle Retail Installment Sales Act and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws), in respect of such Receivable, the sale of the Financed Vehicle related thereto and the sale of credit life and credit accident and health insurance and any extended service contracts, if any, in connection with such Receivable, have been complied with in all material respects;

    ()   that was originated in the United States of America and, at the time of origination, materially conformed to all requirements of the Dealer Underwriting Guidelines applicable to such Receivable;

    ()   which represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (ii) as such Receivable may be modified by the application of the Soldiers' and Sailors' Act; and all parties to such Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby;

    ()   which is not due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof;

    ()   with respect to which the information pertaining to such Receivable set forth in the applicable Schedule of Receivables has been produced from the Electronic Ledger and is true and correct in all material respects;

    ()   with respect to which Arcadia will have caused the portions of the
Electronic Ledger to be clearly and unambiguously marked to show that such Receivable is owned by the Borrower and is subject to the Lien of the Collateral Agent;

    ()   with respect to which the Monthly Tape made available by the
Servicer to the Agent was complete and accurate in all respects as of the date delivered and includes a description of such Receivable;

    ()   which constitutes chattel paper within the meaning of the UCC;

    ()   of which there is only one original executed copy;

    ()   with respect to which a Receivable File is in the possession of the
Custodian at its office specified herein and such Receivable File contains
(i) the fully executed original of such Receivable, (ii) a certificate of insurance, an application form for insurance signed by the related Obligor, or a signed representation letter from the Obligor named in such Receivable pursuant to which such Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, or copies thereof, or a documented verbal confirmation by an insurance agent for such

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Obligor of a policy number for an insurance policy for the Financed Vehicle,
(iii) the original Lien Certificate or application therefor or a letter from the applicable Dealer agreeing unconditionally to repurchase the related Receivable if the certificate of title is not received by the Servicer within 180 days (provided that the Lien Certificate is delivered to the Custodian within 180 days), and (iv) a credit application signed by the Obligor, or a copy thereof; each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces; and all blanks on any form have been properly filled in and each form has otherwise been correctly prepared;

    ()   which has not been satisfied, subordinated or rescinded, and the
Financed Vehicle securing such Receivable has not been released from the lien of such Receivable in whole or in part; no provisions of such Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File; and no Receivable has been modified as a result of application of the Soldiers' and Sailors' Act;

    ()   which was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement; with respect to such sale, transfer and assignment of such Receivable under the Purchase Agreement, any Assignment Agreement or the pledge of such Receivable under this Agreement either (i) no consent of any Person is required or (ii) all required consents have been obtained;

    ()   which has not been sold, transferred, assigned or pledged by Arcadia to any Person other than the Borrower or by the Borrower to any Person other than the Collateral Agent. Arcadia was the sole owner of and had good and indefeasible title thereto, free and clear of any Lien immediately prior to the conveyance of such Receivable pursuant to the Purchase Agreement. The Borrower was the sole owner thereof and had good and indefeasible title thereto, free of any Lien immediately prior to the pledge of such Receivable to the Collateral Agent;

    ()   which has created, or will create when all required procedures are completed by the Servicer, a valid, binding and enforceable first priority perfected security interest in the related Financed Vehicle in favor of Arcadia as secured party, and such security interest is, or will be upon the completion of all required procedures by the Servicer, prior to all other liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created (except, as to priority, for any tax liens, mechanic's liens or that may arise after the date an Advance is made with respect to such Pledged Receivable);

    ()   as to which all filings (including, without limitation, UCC filings)
required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent, for the benefit of the Investors, a first priority perfected lien on such Receivable and the proceeds thereof and the other Collateral related thereto have been made, taken or performed;

    ()   as to which neither Arcadia nor the Borrower has done anything to convey any right to any Person that would result in such Person having a right to payments due under such Receivable or otherwise to impair the rights of the Collateral Agent in such Receivable or the proceeds thereof;

    ()   which is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Borrower with respect to such Receivable;

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    ()   which is not subject to any right of rescission, setoff,
counterclaim or defense and no such right has been asserted or threatened with respect to such Receivable;

    ()   as to which there has been no default, breach, violation or event permitting acceleration under the terms of such Receivable (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of such Receivable, and there has been no waiver of any of the foregoing except as otherwise permitted herein;

    ()   as to which the related Financed Vehicle has not been repossessed from the related Obligor;

    ()   at the date an Advance is made with respect to such Pledged
Receivable, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of
(A) its maximum insurable value and (B) the Amount Financed, (ii) naming Arcadia as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage and with respect to which the Obligor is required to maintain physical loss and damage insurance, naming Arcadia and its successors and assigns as additional insured parties, and such Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so unless otherwise prohibited by the law of the state in which the contract was entered into; and the related Financed Vehicle is not nor has previously been insured under a policy of Forced Placed Insurance;

    ()   with respect to which the following is true:

         ()   the Lien Certificate for the related Financed Vehicle shows, or, if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle, the Lien Certificate will be received within 180 days of the related Advance Date and will show, Arcadia named as the original secured party under such Receivable and, accordingly, Arcadia will be the holder of a first priority security interest in such Financed Vehicle;

         ()   if the Lien Certificate has not yet been returned from the
    Registrar of Titles, Arcadia has received written evidence from the related Dealer or the Obligor that such Lien Certificate showing Arcadia as first lienholder has been applied for;

         ()   if the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show Arcadia named as the original secured party under the related Receivable;

         ()   Arcadia's security interest has been validly assigned by
    Arcadia to the Borrower and pledged by the Borrower to the Collateral Agent pursuant to this Agreement;

         ()   immediately after the pledge thereof to the Collateral Agent, such Receivable will be secured by an enforceable and perfected first priority security interest in the related Financed Vehicle in favor of the Borrower, as assignee from Arcadia, which security interest is prior to all other liens upon any security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Finance Vehicle); and

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         ()   as of the date of any Advance made with respect thereto, there are no Liens or claims for taxes, work, labor or materials affecting the related Financed Vehicle which are or may be Liens prior or equal to the lien of the related Receivable;

    ()   as to which no selection procedures adverse to the Investors have been utilized in selecting such Receivable from all other similar Receivables originated by Arcadia;

    ()   that, as of the last day of the immediately preceding Settlement
Period, is not a Delinquent Receivable and none of the Servicer, the Borrower, any Dealer or anyone acting on behalf of any of them has made any advance of funds in order to cause such Receivable not to be a Delinquent Receivable;

    ()   which, when included in the Pledged Receivables, would not cause the
Aggregate Outstanding Principal Balance of Pledged Receivables which are Financed Repo Receivables to exceed 5% of the Aggregate Outstanding Principal Balance of the Pledged Receivables;

    ()   which has, on the related Advance Date, a remaining principal balance equal to or greater than $500.00;

    ()   (i) which does not have an initial payment date more than three months subsequent to the related Advance Date; (ii) which does not have a final scheduled payment date on or before the related Advance Date; (iii) after giving effect to the pledge of Receivables on such Advance Date, the Aggregate Principal Balances of Pledged Receivables with original maturities ranging from 73 to 84 months shall not exceed 7.5% of the Aggregate Outstanding Principal Balance of the Pledged Receivables on such Advance Date; and (iv) as of related Advance Date, (A) had an original maturity of at least three months but not more than 84 months, (B) had an original amount financed of at least $1,000 and not more than $77,000, (C) had an APR of at least 7.75% and not more than 27%, and (D) which, when included in the Pledged Receivables would not cause the weighted average APR of the Pledged Receivables to be reduced below 12%; and

    ()   the Obligor with respect to such Receivable, as of the related
Advance Date, is required to make all Scheduled Payments to the Lockbox Bank.

    For purposes of this definition, the eligibility of Receivables will be determined from time to time, such that a Receivable that was an Eligible Receivable at one time but that subsequently fails to meet all applicable eligibility requirements will no longer be an Eligible Receivable (unless and until it again meets all applicable eligibility requirements).

    "ELIGIBLE SERVICER" means Arcadia, the Backup Servicer or another Person which at the time of its appointment as Servicer (a) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (b) is legally qualified and has the capacity to service the Pledged Receivables, (c) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Pledged Receivables with reasonable skill and care, and (d) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

    "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

    "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

    "EURODOLLAR RATE RESERVE PERCENTAGE" of any Lender for any Advance means the reserve percentage applicable two Business Days before the first day of the Interest Period for such Advance under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the yield rate on Eurocurrency Liabilities is determined) having a term equal to such Interest Period.

    "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if either:

    (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

    (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for all or substantially all of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

    "FACILITY" has the meaning set forth in SECTION 2.1.

    "FACILITY LIMIT" means $300,000,000, as such amount may be reduced pursuant to SECTION 2.5. References to the unused portion of the Facility Limit shall mean, at any time, the Facility Limit, as then reduced pursuant to SECTION 2.5, MINUS the sum of the then outstanding principal amount of Advances under this Agreement.

    "FACILITY TERMINATION DATE" means, the earliest to occur of (a) the Stated Maturity Date, (b) the date of any termination of the Facility, in whole, by the Borrower pursuant to SECTION 2.5, and (c) the effective date on which the Facility is terminated pursuant to SECTION 15.2.

    "FACILITY TERMINATION EVENT" means, prior to the Remarketing Date, any of the events described in SECTION 15.1, and from and after the Remarketing Date, any of the events described in SECTION 15.1(a), (b), (c) or (d).

    "FEE LETTER" has the meaning set forth in SECTION 3.3.

    "FEES" means all fees and other amounts payable by the Borrower to the Agent pursuant to the Fee Letter.

    "FINANCED REPO RECEIVABLE" means Classic Receivables which are secured by Financed Vehicles that were previously repossessed by Arcadia pursuant to a Receivable serviced by the Servicer.

    "FINANCED VEHICLE" means any automobile, light duty truck, van, minivan or sport utility vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto securing a Receivable.

    "FORCE-PLACED INSURANCE" has the meaning set forth in SECTION 8.4(B).

    "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

    "INDEBTEDNESS" of any Person means, without duplication:

    (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

    (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

    (c) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

    (d) all other items that, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

    (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

    (f) all Contingent Liabilities of such Person in respect of any of the foregoing.

    "INDEMNIFIED AMOUNTS" has the meaning set forth in SECTION 18.1.

    "INDEMNIFIED PARTY" has the meaning set forth in SECTION 18.1.

    "INDEPENDENT ACCOUNTANTS" has the meaning set forth in SECTION 8.11.

    "INDEPENDENT DIRECTOR" has the meaning set forth in SECTION 11.6(a).

    "INSURANCE ADD-ON AMOUNT" means the premium charged to the Obligor if the Servicer obtains Force-Placed Insurance pursuant to SECTION 8.4.

    "INSURANCE POLICIES" means, with respect to a Receivable, any insurance policy (including the insurance policies described in clause (w) of the definition of "ELIGIBLE RECEIVABLE") benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

    "INTEREST PERIOD" means, with respect to an Advance, the period commencing on the day following the last day of the preceding Interest Period (or the day commencing on the Advance Date, in the case of the first Interest Period) and ending on the 30th day following such day; PROVIDED, HOWEVER, that if any Interest Period begins during the 30-day period preceding the date for which the Borrower has notified the Agent that a Take-Out Securitization is scheduled to occur, such Interest Period for such Advance shall be the period commencing on the date of the related Advance or the day following the last day of the preceding Interest Period for the related Advance and ending on the scheduled date of the scheduled Take-Out Securitization; PROVIDED, HOWEVER, that if the Take-Out Securitization does not take place on the scheduled date therefor, a new Interest Period shall commence on such date and end on the earlier of (x) the new scheduled date for such Take-Out Securitization as notified to the Agent in writing by the Borrower and (y) the date which is 29 days from such date.

    "INTEREST RATE" means, with respect to an Interest Period a per annum rate equal to LIBOR for such Interest Period plus the Applicable Margin.

    "INVESTOR" means (a) all Lenders, (b) all other owners by assignment or participation of an Advance and, to the extent of the undivided interests so purchased, shall include any participants, and (c) all holders of any Note.

    "LENDERS" means DLJ and any Eligible Assignee to which a Lender assigns all or any part of its obligation hereunder to make Advances pursuant to an Assignment and Acceptance Agreement.

    "LIBOR" means, with respect to any Interest Period, the rate for deposits in U.S. dollars which appears on the Applicable Telerate Page (as defined herein) as of 11:00 a.m., London time, on the London Business Day preceding the date on which such Interest Period commences for the relevant Applicable Period; PROVIDED, that in no event shall LIBOR for any Interest Period exceed the rate shown for 30-day deposits for U.S. dollars shown on Telerate Page 3750 on the London Business Day preceding the first day of such Interest Period. If such rate does not appear on the Applicable Telerate Page, or, if such rate is not available from such source, an equivalent rate determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose. If no such rate is available from such other published service, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Applicable Period (commencing on the first day of such Applicable Period). The Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for the day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading international banks for a period equal to the relevant Applicable Period (commencing on the first day of such Applicable Period).

    "LIEN" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

    "LIEN CERTIFICATE" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

    "LIQUIDATED RECEIVABLE" means a Receivable as to which (a) 91 days have elapsed since the date the Servicer repossessed the related Financed Vehicle following the expiration of any applicable acceleration and redemption periods, (b) the Servicer has determined in good faith that all amounts it expects to recover have been received, or (c) all or any portion of a Scheduled Payment shall have become more than 180 days delinquent.

    "LOCKBOX ACCOUNT" means the segregated account maintained on behalf of Borrower and the Agent, for the benefit of the Investors, by the Lockbox Bank in accordance with SECTION 8.2(e).

    "LOCKBOX AGREEMENT" means the Agency Agreement, dated as of November 13, 1992 by and among Harris Trust and Savings Bank, Arcadia, Shawmut Bank, N.A., as Trustee, Saturn Financial Services, Inc. and the Program Parties (as defined therein), taken together with the Retail Lockbox Agreement, dated as of November 13, 1992, among such parties, and the Counterpart to Agency Agreement and Retail Lockbox Agreement, dated as of the Closing Date, among Harris Trust and Savings Bank, Arcadia, and the Collateral Agent, as such agreements may be amended from time to time, unless the Collateral Agent hereunder shall cease to be a Program Party thereunder, or such agreement shall be terminated in accordance with its terms, in which event "Lockbox Agreement" shall mean such other agreement, in form and substance acceptable to the Agent, among the Servicer, the Collateral Agent and the Lockbox Bank.

    "LOCKBOX BANK" means Harris Trust and Savings Bank or any depository institution named by the Servicer and acceptable to the Agent.

    "LONDON BUSINESS DAY" means any day on which dealings are carried on in the London interbank Eurodollar market.

    "MAJORITY INVESTORS" means, as of any date of determination, Investors holding beneficial interest in not less than 51% of the outstanding principal balance of the Advances.

    "MONTHLY RECORDS" means all records and data maintained by the Servicer with respect to the Pledged Receivables, including the following with respect to each Pledged Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; origination date; first payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; and, once available, current remaining term and current Insurance Policy expiration date and past due late charges, if any.

    "MONTHLY TAPE" means the computer tape or listing generated on behalf of the Borrower which contains the information set forth in the definition of "Monthly Records" in a format acceptable to the Backup Servicer.

    "MOODY'S" means Moody's Investors Service, Inc.

    "NET PLEDGED RECEIVABLE LOSS RATIO" means, as of any Determination Date, a fraction, expressed as a percentage, the numerator of which equals the Net Pledged Receivable Losses for the preceding Settlement Period and the denominator of which equals the average Aggregate Outstanding Principal Balance of the Pledged Receivables during such Settlement Period.

    "NET PLEDGED RECEIVABLE LOSSES" means with respect to any Settlement Period, the aggregate amount of gross charge-offs of Pledged Receivables during such Settlement Period net of all Recoveries with respect to any such Receivables (including post-disposition amounts received on previously charged-off Receivables), calculated in a manner consistent with the calculations of net losses in Arcadia's Annual Report on Form 10-K for the year ended December 31, 1996.

    "NET WORTH" means, with respect to Arcadia, the net worth of Arcadia calculated in accordance with GAAP.

    "NORWEST" has the meaning set forth in the PREAMBLE.

    "NOTE" means (a) prior to the Remarketing Date, the promissory grid note, in the form of EXHIBIT B, made payable to the order of the Agent, on behalf of the Investors and (b) after the Remarketing Date, any promissory grid notes in the form of Exhibit B made payable to any Investor.

    "NOTE REGISTER" has the meaning set forth in SECTION 17.5(a).

    "NOTE REGISTRAR" has the meaning set forth in SECTION 17.5(a).

    "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower to the Investors or the Agent arising under or in connection with this Agreement, the Note and each other Transaction Document.

    "OBLIGOR" means a Person obligated to make payments with respect to a Receivable.

    "OFFICER'S CERTIFICATE" means a certificate signed by the president, the chief financial officer, the treasurer, the assistant treasurer or any vice president of any Person.

    "OPINION OF COUNSEL" means a written opinion of counsel reasonably acceptable to the Agent which, unless otherwise provided herein, may be an employee of the Person delivering such opinion.

    "OTHER CONVEYED PROPERTY" means, with respect to any Pledged Receivable, all monies at any time paid or payable on such Receivable or in respect thereof after the applicable Advance Date (including amounts due on or before the applicable Advance Date but received by the Borrower or Arcadia after such Advance Date), an assignment of security interests in the related Financed Vehicle, the Insurance Policies and any proceeds from any Insurance Policies relating to such Receivable, the Obligors or the Financed Vehicle, including rebates of premiums, rights under any Collateral Insurance relating to such Receivable, rights of Arcadia against Dealers with respect to such Receivable under the Dealer Agreements and the Dealer Assignments, all items contained in the related Receivable File, any and all other documents or electronic records that Arcadia keeps on file in accordance with its customary procedures relating to such Receivable, the Obligors or the Financed
Vehicles, property (including the right to receive Recoveries) that secures such Receivable and that has been acquired by or on behalf of Arcadia pursuant to liquidation of such Receivable, and all proceeds of the foregoing.

    "PERMITTED INVESTMENT" means any one or more of the following types of investments:

         (a) (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States; and (ii) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by each Rating Agency;

         (b) demand or time deposits in, certificates of deposit of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State thereof and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Collateral Agent or any agent thereof acting in its commercial capacity); provided that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are assigned the highest credit rating by each Rating Agency;

         (c) repurchase obligations pursuant to a written agreement (i) with respect to any obligation described in clause (a) above, where the Collateral Agent has taken actual or constructive delivery of such obligation, and (ii) entered into with the corporate trust department of a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Collateral Agent or any agent thereof acting in its commercial capacity);

         (d) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are assigned the highest credit rating by each Rating Agency at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Permitted Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held in the Collection Account and the Reserve Account to exceed 10% of the value of Permitted Investments held in such accounts (with Permitted Investments held in such accounts valued at par);

         (e) commercial paper that (i) is payable in United States dollars and (ii) is rated in the highest credit rating category by each Rating Agency;

         (f) units of money market funds rated in the highest credit rating category by each Rating Agency; or

         (g) any other demand or time deposit, obligation, security or investment (including, without limitation, a hedging arrangement) as may be acceptable to the Agent, as evidenced by a writing to that effect, as may from time to time be confirmed in writing to the Collateral Agent by the Agent;

Permitted Investments may be purchased by or through the Collateral Agent or any of its Affiliates. All Permitted Investments shall be held in the name of the Collateral Agent.

    "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company or partnership, joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

    "PLEDGED RECEIVABLE" means any Receivable listed on Schedule A to any Advance Request delivered pursuant to SECTION 2.2 other than such Receivables which have been paid in full or released from the lien of the Collateral Agent hereunder.

    "PORTFOLIO NET LOSS RATIO" means, as of any Determination Date, a fraction, expressed as a percentage, the numerator of which equals the product of 2.0 times the Portfolio Net Losses for the six (6) preceding Settlement Periods and the denominator of which equals the Average Servicing Portfolio as of such Determination Date.

    "PORTFOLIO NET LOSSES" means with respect to any Settlement Period, the aggregate amount of gross charge-offs of Receivables serviced by Arcadia or any of its Affiliates during such Settlement Period net of all Recoveries with respect to any such Receivables (including post-disposition amounts received on previously charged-off Receivables), calculated in a manner consistent with the calculations of net losses in Arcadia's Annual Report on Form 10-K for the year ended December 31, 1996.

    "PREMIER RECEIVABLE" means a Receivable originated under Arcadia's "Premier Program."

    "PRINCIPAL BALANCE" means, with respect to any Receivable, as of any date, the Amount Financed for such Receivable MINUS (a) that portion of all amounts collected with respect to such Receivable on or prior to such date and allocable to principal in accordance with the terms of such Receivable, and (b) any Cram Down Loss in respect of such Receivable.

    "PRINCIPAL COLLECTIONS" means, with respect to a Distribution Date, the sum of (a) amounts deposited in the Collection Account during the preceding Settlement Period attributable to principal payments on the Pledged Receivables pursuant to the terms thereof, (b) the portion of any Recoveries or Purchase Amounts received during such Settlement Period allocable to principal on the related Receivables and (c) proceeds of any Insurance Policies deposited in the Collection Account during the preceding Settlement Period, in each case to the extent such amounts are applied to the reduction of the Principal Balance of the related Receivable on or prior to the last day of such Settlement Period.

    "PURCHASE AMOUNT" means, with respect to a Receivable purchased by the Servicer pursuant to SECTION 8.7, the Principal Balance of such Receivable and all accrued and unpaid interest thereon as of the date of such purchase.

    "PURCHASE AGREEMENT" means the Receivables Purchase Agreement and Assignment, dated as of the Closing Date, by and between the Borrower and Arcadia.

    "PURCHASE DATE" has the meaning set forth in the Purchase Agreement.

    "RATING AGENCIES" means Standard & Poor's and Moody's.

    "RECEIVABLE" means a retail installment contract or promissory note and related security agreement originated or purchased by Arcadia, and all rights and obligations thereunder.

    "RECEIVABLE FILE" means, with respect to a Receivable:

    (a) the fully executed original of such Receivable (together with any agreements modifying such Receivable, including, without limitation, any extension agreements);

    (b) documents evidencing or related to any Insurance Policy or copies thereof;

    (c) the original credit application, or a copy thereof, of each Obligor, fully executed by each such Obligor on Arcadia's customary form, or on a form approved by Arcadia, for such application; and

    (d) the original Lien Certificate, or, if not yet received, a copy of the application therefor, showing Arcadia as secured party or a letter from the applicable Dealer agreeing unconditionally to purchase the related Receivable if the Lien Certificate is not received within 180 days and such documents, if any, that Arcadia keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of Arcadia as first lienholder or secured party.

    "RECOVERIES" means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Settlement Period, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

    "REFERENCE BANKS" means The Chase Manhattan Bank, Citibank, N.A. and Morgan Guaranty Trust Company of New York.

    "REGISTRAR OF TITLES" means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

    "REMARKETING DATE" means the date after the Facility Termination Date on which any Note is transferred to any Person other than the Agent.

    "REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS" means a request for release substantially in the form of EXHIBIT E to this Agreement.

    "RESERVE ACCOUNT" means the account designated as the Reserve Account in, and which is established and maintained pursuant to, SECTION 8.15(b).

    "RESPONSIBLE OFFICER" means, with respect to any Person that is not an individual, the President, the Chief Financial Officer, any Vice-President or Assistant Vice-President, the Treasurer, the Assistant Treasurer, the Assistant Controller, the Warehouse Manager, Corporate Trust Officer or the Controller of such Person, or any other officer or employee having similar functions.

    "SCHEDULE OF RECEIVABLES" means the Schedule of Receivables in the form attached hereto as Schedule A as supplemented from time to time in connection with the sale of Receivables by Arcadia to the Borrower and the pledge of such Receivables by the Borrower to the Collateral Agent.

    "SCHEDULED PAYMENT" means, with respect to any Settlement Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Settlement Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Settlement Period has been modified so as to differ from the amount specified in such Receivable, as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Act or (iii) modifications or extensions of the Receivable permitted by
SECTION 8.2, the Scheduled Payment with respect to such Settlement Period shall refer to the Obligor's payment obligations with respect to such Settlement Period as so modified.

    "SERVICER" means Arcadia or, as applicable, any successor servicer appointed pursuant to SECTION 13.3.

    "SERVICER TERMINATION EVENT" has the meaning set forth in SECTION 13.1.

    "SERVICER'S CERTIFICATE" means, with respect to each Determination Date, a certificate, completed by and executed on behalf of the Servicer, in accordance with SECTION 8.9, substantially in the form attached hereto as EXHIBIT C.

    "SERVICING FEE" means, as of any Distribution Date, an amount equal to the product of (i) 1/12 of the Servicing Fee Rate for the preceding Determination Date and (ii) the average Aggregate Outstanding Principal Balance of Pledged Receivables for each day during the preceding Settlement Period immediately preceding such Distribution Date.

    "SERVICING FEE RATE" means 1.25%.

    "SERVICING PORTFOLIO" means as of any date, the Aggregate Outstanding Principal Balance of all Receivables (whether or not thereafter sold or disposed of) which are serviced by the Servicer or any of its Affiliates at such time, calculated in a manner consistent with the calculation of the components of Average Servicing Portfolio in the Servicer's most recent Annual Report on Form 10-K to the extent such calculation is consistent with the calculation of the components of Average Servicing Portfolio in Arcadia's most recent Annual Report on Form 10-K.

    "SERVICING PROCEDURES MANUAL" means the collections procedures manual used by Arcadia in the servicing of Receivables, as amended from time to time.

    "SETTLEMENT DATE" means, the date on which the Borrower shall prepay an Advance pursuant to SECTION 4.1 hereof (other than a Distribution Date).

    "SETTLEMENT PERIOD" means any calendar month and, with respect to a Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Settlement Period with respect to such Determination Date or Distribution Date) or, in the case of the initial Distribution Date and Determination Date, the period commencing at the opening of business on the Closing Date and ending at the end of the calendar month following the calendar month in which the Closing Date occurs. Any amount stated "as of the last day of a Settlement Period" shall give effect to all collections received on such day.

    "SOLDIERS' AND SAILORS' ACT" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

    "SPREAD PERCENTAGE" means with respect to any Determination Date and any Settlement Period immediately preceding such date during which Advances were outstanding, (a) the weighted average Annual Percentage Rate of the Pledged Receivables as of the last day of such Settlement Period MINUS (b) the product, expressed as a percentage, of (i) the sum of (A) a fraction, the numerator of which is the Distributable Excess Spread Amount for such Determination Date and the denominator of which is the weighted average Aggregate Outstanding Principal Balance of the Pledged Receivables during such Settlement Period and (B) 1.00% and (ii) a fraction, the numerator of which is the number of days in such preceding Settlement Period and the denominator of which is the number of days in the year.

    "STANDARD & POOR'S" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

    "STATED MATURITY DATE" means (a) October 20, 1999, renewable annually at the option of the Agent subject to earlier termination upon the Facility Termination Date or (b) such other date as determined by the Agent on the Remarketing Date.

    "STRUCTURED LENDER" means any Investor whose principal business consists of issuing commercial paper notes, medium term notes or other debt securities to fund its acquisition and maintenance of receivables, accounts, instruments, chatter paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized rating agency which is rating such securities to obtain from its principal debtors an agreement such as that set forth in SECTION 19.12 of this Agreement in order to maintain such rating.

    "SUBSIDIARY" means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors.

    "SUPPORT AGREEMENT" means any written liquidity agreement or credit support agreement relating to any Structured Lender's Advances or commitment to make Advances hereunder.

    "SUPPORT BANK" means any bank or other financial institution extending or having a commitment to extend funds to or for the account of any Structured Lender (including by agreement to purchase an assignment of, or participation in, any Advance) under a Support Agreement.

    "TAKE-OUT SECURITIZATION" means (a) a financing transaction of any sort undertaken by Arcadia or any Affiliate of Arcadia secured, directly or indirectly, by any Receivable that was immediately prior to such transaction, a Pledged Receivable or (b) any other asset securitization, secured loans or similar transactions involving any Pledged Receivables or any beneficial interest therein.

    "TELERATE PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

    "TELERATE PAGE 4833" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

    "TRANSACTION DOCUMENTS" means this Agreement, the Note, the Fee Letter, the Collateral Agent Agreement, the Purchase Agreement, the Lockbox Agreement and the other documents to be executed and delivered in connection with this Agreement.

    "TRANSFER REQUEST" has the meaning set forth in SECTION 9.5(a).

    "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

    "UNMATURED FACILITY TERMINATION EVENT" means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute a Facility Termination Event.

    "WARRANTY RECEIVABLE" means, with respect to any Settlement Period, a Receivable that the Servicer has become obligated to repurchase pursuant to
SECTION 8.7.

    "WEIGHTED AVERAGE ADVANCE RATE" means, with respect to the calculation of the Borrowing Base on any date of determination, the average of the Advance Rates applicable to the Pledged Receivables which are Eligible Receivables as of the last day of the preceding Settlement Period, if such date of determination is a Determination Date, and on such day, in any other case, and in each case weighted based on the Aggregate Outstanding Principal Balances of such Receivables which are Classic Receivables which are not Financed Repo Receivables, Premier Receivables and Financed Repo Receivables.

    "YIELD" means, with respect to any Advance for any period, the sum of the daily interest accrued on such Advance for such period, equal to the product of (a) the outstanding principal amount of such Advance on each day during such period, (b) the Interest Rate for such Advance for the related Interest Period and (c) the actual number of days in such period divided by 360, PROVIDED, THAT, after the date any principal amount of any Advance is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) or after any other monetary Obligation of the Borrower arising under this Agreement shall become due and payable, the Borrower shall pay (to the extent permitted by law, if in respect of any unpaid amounts representing Yield) Yield (after as well as before judgment) on such amounts at a rate PER ANNUM equal to the Default Rate; and PROVIDED, FURTHER, THAT, on any day on or after the Remarketing Date, the "Yield" for any period shall be equal to the sum of the daily interest for each day during such period at a rate equal to the product of (x) a per annum rate determined by the Agent as the weighted average of the actual rates applicable to all Investors= investments in the Notes (which shall be notified to the Borrower by the Agent) and in each case shall be the lowest fixed rate at which the Lenders could collectively sell their interests in the Note for a purchase price equal to the outstanding principal balance of such interests, as set forth in a notice from the Agent to the Borrower, (y) the outstanding principal amount of all Advances on such day, and (z) 1/360.

SECTION 1.2  OTHER DEFINITIONAL PROVISIONS.

         ()   Unless otherwise specified therein, all terms defined in this
Agreement have the meanings as so defined herein when used in the Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto.

         ()   Each term defined in the singular form in SECTION 1.1 or
elsewhere in this Agreement shall mean the plural thereof when the plural form of such term is used in this Agreement, the Note or any other Transaction Document, certificate, report or other document made or delivered pursuant hereto, and each term defined in the plural form in SECTION 1.1 shall mean the singular thereof when the singular form of such term is used herein or therein.

         ()   The words "hereof," "herein," "hereunder" and similar terms when used in this Agreement shall refer to this agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references herein are references to articles, sections, subsections, schedules and exhibits to this Agreement unless otherwise specified.


                                  ARTICLE II

                   THE FACILITY, ADVANCE PROCEDURES AND NOTE

SECTION 2.1 FACILITY. On the terms and subject to the conditions set forth in this Agreement, the Lenders shall make Advances to the Borrower on a revolving basis from time to time before the Facility Termination Date, in such amounts as may be from time to time requested by the Borrower pursuant to SECTION 2.2 (the "FACILITY"); PROVIDED, HOWEVER, that the aggregate principal amount of all Advances from time to time outstanding hereunder shall not exceed the Facility Limit. Within the limits of the Facility, the Borrower may borrow, prepay and reborrow under this SECTION 2.1. Under no circumstances shall any Lender make any such Advance if after giving effect thereto the aggregate outstanding principal balance of all Advances would exceed the Facility Limit.

SECTION 2.2 ADVANCE PROCEDURES. The Borrower may request an Advance hereunder by giving notice to the Agent and the Custodian of a proposed Advance not later than 2:00 P.M., New York time, one Business Day prior to the proposed date of such Advance. Each such notice (herein called an "ADVANCE REQUEST") shall be in the form of EXHIBIT A and shall include the date and amount of such proposed Advance and the supplement to the Schedule of Receivables setting forth the information required therein with respect to the Receivables to be acquired by the Borrower with the proceeds of the proposed Advance. Any Advance Request given by the Borrower pursuant to this
SECTION 2.2 shall be irrevocable and binding on the Borrower.

SECTION 2.3 FUNDING. Subject to the satisfaction of the conditions precedent set forth in ARTICLE VII with respect to such Advance and the limitations set forth in SECTION 2.1, the Lenders shall make the proceeds of such requested Advance available to the Agent, and the Agent shall make such Advance available to the Borrower, as follows: first, an amount equal to 1% of the amount of such Advance shall be deposited by the Lenders in the Reserve Account; and second, the balance of the proposed Advance shall be made available to the Borrower at ABA#091000022, Account No. 173103117615 at First Bank National Association in same day funds no later than 3:00 p.m., New York City time, on the proposed date of the Advance. The amount of each Advance shall be equal to the sum of, for each Receivable listed in the Schedule of Receivables attached to the related Advance Request, the product of (x) the Principal Balance of such Receivable and (y) the Advance Rate for such Receivable. Each Advance shall be on a Business Day and shall be in an amount of at least $2,000,000 (or integral multiple of $1 in excess thereof).

SECTION 2.4 REPRESENTATION AND WARRANTY. Each request for an Advance pursuant to SECTION 2.2 shall automatically constitute a representation and warranty by the Borrower to the Agent and the Lenders that, on the requested date of such Advance, (a) the representations and warranties contained in
ARTICLE X will be true and correct as of such requested date as though made on such date, and (b) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing or will result from the making of such Advance, and (c) after giving effect to such requested Advance, the aggregate principal balance of the outstanding Advances hereunder will not exceed the sum of (i) the Borrowing Base and (ii) the amounts on deposit in the Collection Account and the Lockbox Account to the extent such amounts have been applied to the reduction of the Principal Balance of Pledged Receivables which are Pledged Receivables which are included in the Borrowing Base.

SECTION 2.5  VOLUNTARY TERMINATION OF FACILITY; REDUCTION OF FACILITY
LIMIT. The Borrower may, in its sole discretion for any reason upon at least five Business Days' notice to the Agent, terminate the Facility in whole or reduce in part the unused portion of the Facility Limit; PROVIDED, HOWEVER, that (a) each such partial reduction will be in a minimum amount of $5,000,000 or a higher integral multiple of $1,000,000, (b) in the event of a partial reduction and after giving effect to any such partial reduction and any prior partial reduction, the remaining Facility Limit will not be less than $50,000,000, and (c) in connection therewith the Borrower complies with
SECTION 4.1(b).

SECTION 2.6 NOTE. All Advances shall be evidenced by a Note, with appropriate insertions, payable to the order of the Agent, on behalf of the Investors. The Borrower hereby irrevocably authorizes the Agent to make (or cause to be made) appropriate notations on the grid attached to the Note (or on any continuation of such grid, or at the Agent's option, in its records), which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the yield rate applicable to the Advances evidenced thereby. Such notations shall be rebuttably presumptive evidence of the principal amount of the Advances outstanding absent manifest error; PROVIDED, HOWEVER, that the failure to make any such notations shall not limit or otherwise affect any Obligations of the Borrower.


                                  ARTICLE III

                               YIELD, FEES, ETC.

SECTION 3.1 YIELD. The Borrower hereby promises to pay Yield on the unpaid principal amount of each Advance (or each portion thereof) for the period commencing on the date of such Advance until such Advance is paid in full. No provision of this Agreement or the Note shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law.

SECTION 3.2 YIELD PAYMENT DATES. Yield accrued on each Advance shall be payable, without duplication:

    ()   on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Advance; and

    ()   on each Distribution Date in accordance with the Collateral Agent
Agreement;

provided that, prior to the Remarketing Date, Yield relating to any such Advance may be payable, at the option of the Agent or the Borrower, on the related Settlement Date.

SECTION 3.3 FEES. The Borrower agrees to pay to the Agent, for its own account and the account of the Investors, as they may separately agree, certain fees in the amounts and on the dates set forth in the letter agreement among the Agent, the Borrower, Arcadia and the

Collateral Agent as of the date hereof (as the same may be amended, supplemented or otherwise modified, the "FEE LETTER").

SECTION 3.4 COMPUTATION OF YIELD AND FEES. All Yield and Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Yield or fee is payable over a year comprised of 360 days.


                                  ARTICLE IV

                          REPAYMENTS AND PREPAYMENTS

SECTION 4.1  REPAYMENTS AND PREPAYMENTS. The Borrower:

    ()   may, from time to time on any Business Day, make a prepayment, in whole or in part, of the outstanding principal amount of any Advance; PROVIDED, HOWEVER, that

         () all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the Agent; and

         () all such voluntary partial prepayments shall be in a minimum amount of $1,000,000 and an integral multiple of $500,000, or pay such Advance in full;

    ()   shall, on each date when any reduction in the Facility Limit shall become effective pursuant to SECTION 2.5, make a prepayment of the Advances in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Facility Limit as so reduced;

    ()   shall, immediately upon any acceleration of the Stated Maturity Date of any Advances pursuant to SECTION 15.2, repay all Advances, unless, pursuant to SECTION 15.2(a), only a portion of all Advances is so accelerated, in which event the Borrower shall repay the accelerated portion of the Advances;

    ()   shall, if a Borrowing Base Deficiency shall exist on any
Determination Date (after giving effect to all distributions to be made on the following Distribution Date pursuant to the Collateral Agent Agreement), repay the outstanding principal amount of Advances in an amount equal to such Borrowing Base Deficiency; and

    ()   shall, on the date the Borrower receives any proceeds from the sale of any Pledged Receivables included in any Take-Out Securitization, make a prepayment of the Advances in an amount substantially equal to such proceeds or, if less, the total outstanding amount of Advances.

    Each such prepayment shall be subject to the payment of any amounts required by SECTION 6.3 resulting from a prepayment of an Advance prior to the date of such prepayment.


                                   ARTICLE V

                                   PAYMENTS

SECTION 5.1 MAKING OF PAYMENTS. Subject to, and in accordance with, the provisions of the Collateral Agent Agreement, all payments of principal of, or Yield on, the Advances and of all Fees and other amounts shall be made by the Borrower or the Collateral Agent on the Borrower's behalf from the Collateral no later than 1:00 p.m., New York time, on the day when due in lawful money of the United States of America in same day funds to the Agent, at its special account (account number _________) maintained at the office of the Agent at 277 Park Avenue, New York, New York or such other account as the Agent shall designate in writing to the Borrower and the Collateral Agent (the "AGENT'S ACCOUNT"). Funds received by the Agent after 1:00 p.m., New York time, on the date when due, will be deemed to have been received by the Agent on its next following Business Day.

SECTION 5.2 APPLICATION OF CERTAIN PAYMENTS. Each payment of principal of the Advances shall be applied to such Advances as the Borrower shall direct or, in the absence of such notice or during the existence of a Facility Termination Event or after the Facility Termination Date, as the Agent shall determine, prior to the Remarketing Date, in its discretion, and after the Remarketing Date, as directed by the holders of the Note.

SECTION 5.3 DUE DATE EXTENSION. If any payment of principal or Yield with respect to any Advance falls due on a day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional Yield shall accrue and be payable for the period of such extension at the rate applicable to such Advance.


                                  ARTICLE VI

                             INCREASED COSTS, ETC.

SECTION 6.1  INCREASED COSTS.

     () If due to the introduction of or any change in or in the interpretation of any law or regulation occurring or issued after the date hereof, the Agent, any Lender, any Structured Lender to which a Lender assigns an interest in Advances, any entity which enters into a commitment to make Advances or purchase interests therein from any Structured Lender, or any of their respective Affiliates (each an "AFFECTED PERSON") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make Advances related to this Agreement or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments PROVIDED, that the Seller shall not be obligated to pay any such additional amounts that are attributable to the period ending 60 days prior to the Borrower's receipt of such demand, except to the extent such additional amounts accrue during such period because of the retroactive effect of the applicable regulatory change, in which case the foregoing limitation shall not apply. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this SECTION 6.1(a) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

    ()   If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in SECTION 6.2) in or in the interpretation of any law or regulation or
(ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) issued after the date hereof, there shall be any increase in the cost to an Affected Person of agreeing to make Advances hereunder, then, upon demand by such Affected Person (with a copy to the Agent) (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed), the Borrower shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs PROVIDED, that the Seller shall not be obligated to pay any such additional amounts that are attributable to the period ending 60 days prior to the Borrower's receipt of such demand, except to the extent such additional amounts accrue during such period because of the retroactive effect of the applicable regulatory change, in which case the foregoing limitation shall not apply. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this SECTION 6.1(b) agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

SECTION 6.2 ADDITIONAL YIELD ON ADVANCES. The Borrower shall pay to any Affected Person, so long as such Affected Person shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Yield on the unpaid Advances of such Affected Person, at a rate per annum equal at all times to the remainder obtained by subtracting (i) LIBOR for the related Interest Period from (ii) the rate obtained by dividing such LIBOR by that percentage equal to 100% MINUS the Eurodollar Rate Reserve Percentage of such Affected Person, payable on each date on which Yield is payable on such Advances. Such additional Yield shall be determined by such Affected Person and notice thereof (accompanied by a statement setting forth the basis for the amount being claimed) given to the Borrower through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof. Any Affected Person claiming any additional amounts payable pursuant to this
SECTION 6.2 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different office or branch of such Affected Person if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Affected Person, be otherwise disadvantageous to such Affected Person.

SECTION 6.3 FUNDING LOSSES. The Borrower hereby agrees that upon demand by any Affected Person (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) the Borrower will indemnify such Affected Person against any net loss or expense which such Affected Person may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Affected Person to fund or maintain any Advance to the Borrower), as reasonably determined by such Affected Person, as a result of any prepayment (including any mandatory prepayment) of any Advance. Such written statement shall, in the absence of manifest error, be rebuttably presumptive evidence of the subject matter thereof.

SECTION 6.4 REPLACEMENT OF AFFECTED PERSON. Upon the receipt by the Borrower of a claim for reimbursement or compensation under SECTIONS 6.1, 6.2 or 6.3 hereof by an Affected Person, if payment thereof shall not be waived by such Affected Person, the Borrower may (i) request such Affected Person or the Lender that has assigned an interest in its Advances to such Affected Person to obtain a replacement bank, financial institution or Structured Lender, as applicable, satisfactory to the Borrower (in the case of a replacement Lender), to acquire and assume all or a ratable part of such Affected Person's commitment to make Advances, Advances, or interests therein (a "REPLACEMENT PERSON"), (ii) request one or more of the other Lenders or Investors to acquire and assume all or a part of such Affected Person's commitment to make Advances, Advances or interests therein, or (iii) designate a Replacement Person. Any such designation of a Replacement Person pursuant to clause (i) or clause (iii) above shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld). Upon notice from the Borrower, such Affected Person shall, or the Lender that has assigned an interest in its Advances to such Affected Person shall cause such Affected Person to, assign its commitment to make Advances, Advances or interests therein and its other rights and obligations (if any) hereunder, or a ratable share thereof, to the Replacement Person or Replacement Persons designated by the Borrower for a purchase price equal to the sum of the principal amount of the Advances or interests therein so assigned, all accrued and unpaid Yield thereon and any other amounts (including fees) to which such Affected Person is entitled hereunder; provided, that the Borrower shall provide such Affected Person with an officer's certificate stating that such Replacement Person has advised the Borrower that it is not subject to, or has agreed not to seek, such increased amount.


                                  ARTICLE VII

                            CONDITIONS TO ADVANCES

    The making of any Advance hereunder is subject to the following conditions precedent:

SECTION 7.1 INITIAL ADVANCE. The making of the initial Advance is, in addition to the conditions precedent specified in SECTION 7.2, subject to the condition precedent that the Agent shall have received all of the following, each duly executed and dated the date of such Advance (or such earlier date as shall be satisfactory to the Agent), in form and substance satisfactory to the Agent:

     (1) RESOLUTIONS. (i) Certified copies of resolutions of the Board of Directors of each of the Borrower and Arcadia, authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement and the other Transaction Documents to which it is a party and (ii) a certified copy of the Certificate of Incorporation of each of the Borrower and Arcadia.

     (2) INCUMBENCY AND SIGNATURES. A certificate of the Secretary or an Assistant Secretary of each of the Borrower and Arcadia certifying the names of its officer or officers authorized to sign this Agreement and the other Transaction Documents to which it is a party.

     (3)  TRANSACTION DOCUMENTS.  Executed counterparts of each
Transaction Document, duly executed by each of the parties thereto, and all conditions to the effectiveness thereof set forth therein shall have been satisfied in all respects.

     (4) OPINIONS OF COUNSEL. Counsel to Arcadia will provide true sale, non-consolidation, perfection, priority and general corporate opinions regarding the Borrower, Arcadia and the transactions contemplated by the Transaction Documents, in form and substance satisfactory to the Agent.

     (5) FINANCING STATEMENTS. Acknowledgment copies of proper financing statements filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership and security interests contemplated by this Agreement; and

     (6) OTHER. Such other documents or opinions as the Agent may reasonably request.

SECTION 7.2 ALL ADVANCES. The making of the initial Advance and each subsequent Advance are subject to the following further conditions precedent that:

     (1) NO FACILITY TERMINATION EVENT, ETC. (i) No Facility Termination Event, Unmatured Facility Termination Event or Servicer Termination Event has occurred and is continuing or will result from the making of such Advance, and (ii) the representations and warranties of the Borrower contained in
ARTICLE X are true and correct as of the date of such requested Advance, with the same effect as though made on the date of such Advance, and (iii) after giving effect to such Advance, the aggregate outstanding principal balance of the Advances hereunder will not exceed the sum of (x) the Borrowing Base and
(y) the amounts on deposit in the Collection Account and the Lockbox Account to the extent such amounts have been applied to the reduction of the Principal Balance of Pledged Receivables which are Pledged Receivables which are included in the Borrowing Base

     (2) ELIGIBLE RECEIVABLES. All of the Receivables to be purchased with such Advance are Eligible Receivables.

     (3) ADVANCE REQUEST, ETC. The Agent shall have received the Advance Request for such Advance in accordance with SECTION 2.2, together with all items required to be delivered in connection therewith.

     (4) FACILITY TERMINATION DATE. The Facility Termination Date shall not have occurred.

     (5) COLLATERAL RECEIPT. The Agent shall have received a Collateral Receipt and Confirmation in respect of each Receivable identified on the Schedule of Receivables attached to the related Advance Request.


                                 ARTICLE VIII

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 8.1 DUTIES OF THE SERVICER. The Servicer is hereby authorized to act for the Borrower and in such capacity shall manage, service, administer and make collections on the Pledged Receivables, and perform the other actions required by the Servicer under this Agreement for the benefit of the Borrower and the Investors. The Servicer agrees that its servicing of the Pledged Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others in accordance with the Servicing Procedures Manual as in effect from time to time for servicing all its other comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Pledged Receivables, investigating delinquencies, sending payment statements or payment books to Obligors, reporting any required tax information to Obligors, policing the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Agent with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Pledged Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Pledged Receivables, the related Financed Vehicles or the related Obligors.

    To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures with respect to the Pledged Receivables and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Borrower to execute and deliver, on behalf of the Borrower, the Investors, the Collateral Agent or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Receivables and with respect to the related Financed Vehicles. The Servicer is authorized to release Liens on Financed Vehicles in order to collect insurance proceeds with respect thereto and to liquidate such Financed Vehicles in accordance with its customary standards, policies and procedures; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Pledged Receivable or waive the right to collect the unpaid balance of any Pledged Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is DE MINIMIS and if it would forego collection in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower or the Collateral Agent on behalf of the Investors (PROVIDED that if the Servicer is acting in the name of the Borrower or the Collateral Agent on behalf of the Investor, the Servicer shall have obtained the Borrower's, the Collateral Agent's and the Agent's consent, as the case may be, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Pledged Receivable pursuant to SECTION 8.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Pledged Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower and the Collateral Agent, on behalf of the Investors, as the case may be, shall thereupon be deemed to have automatically assigned such Pledged Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Borrower and the Collateral Agent on behalf of the Investors, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Borrower and the Collateral Agent shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

SECTION 8.2 COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATION AND AMENDMENT OF RECEIVABLES; LOCKBOX AGREEMENTS. () Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Pledged Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Pledged Receivables, the Dealer Agreements, the Dealer Assignments and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Investors with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Pledged Receivable.

    (    The Servicer may at any time agree, in accordance with its normal underwriting criteria, to a modification, amendment or extension of a Pledged Receivable in order to (i) change the Obligor's regular due date to another date within the Settlement Period in which such due date occurs, (ii) re-amortize the scheduled payments on the Pledged Receivable following a partial prepayment of principal or (iii) grant extensions on a Receivable, provided that the Servicer shall not be permitted to extend the monthly payments on a Receivable more than two times in any twelve-month period, and provided further that the aggregate period of all extensions on a Receivable shall not exceed six months.

    (    The Servicer may grant payment extensions or deferrals on, or other modifications or amendments to, a Pledged Receivable (including those modifications permitted by SECTION 8.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Pledged Receivable, will maximize the amount to be received by the Borrower and the Investors with respect to such Pledged Receivable, and is otherwise in the best interests of the Borrower and the Investors; PROVIDED, HOWEVER, that:

              (   any such extension shall not extend beyond 84 months after the Facility Termination Date; and

              (   the Servicer shall not amend or modify a Pledged Receivable
(except as provided in SECTION 8.2(b) and this SECTION 8.2(c)) without the written consent of the Agent;

PROVIDED, THAT any such amendment, modification or extension shall be delivered by the Servicer to the Custodian promptly after execution thereof.

    (    The Servicer shall use its best efforts to cause Obligors to make all payments on the Pledged Receivables, whether by check or by direct debit of the Obligor's bank account, directly to one or more Lockbox Banks, acting as agent for the Collateral Agent pursuant to the Lockbox Agreement. Amounts received by the Lockbox Bank in respect of the Pledged Receivables may initially be deposited into a demand deposit account maintained by the Lockbox Bank as agent for the Collateral Agent and for other owners of automobile receivables serviced by the Servicer. The Servicer shall use its best efforts to cause any Lockbox Bank to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or an Eligible Account satisfying clause (i) of the definition thereof.

    Prior to each Advance Date, the Servicer shall have notified each Obligor that makes its payments on the Pledged Receivables by check to make such payments thereafter directly to the Lockbox Bank (except in the case of Obligors that have already been making such payments to the Lockbox Bank), and shall have provided each such Obligor with a supply of mailing address labels in order to enable such Obligors to make such payments directly to the Lockbox Bank for deposit into the Lockbox Account, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Lockbox Bank. If and to the extent requested by the Agent, the Servicer shall request each Obligor that makes payment on the Pledged Receivables by direct debit of such Obligor's bank account, to execute a new authorization for automatic payment which in the judgment of the Agent is sufficient to authorize direct debit by the Lockbox Bank on behalf of the Borrower. If at any time the Lockbox Bank is unable to directly debit an Obligor's bank account that makes payment on the Pledged Receivables by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by check.

    Notwithstanding the Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Borrower and the Investors for servicing and administering the Pledged Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

    In the event the Servicer shall for any reason no longer be acting as such, the Backup Servicer or successor Servicer shall thereupon assume all of the rights and, from the date of assumption, all of the obligations of the outgoing Servicer under the Lockbox Agreement, if applicable. The Backup Servicer or any other successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to the Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability, or obligations on the part of the outgoing Servicer to the Lockbox Bank under the Lockbox Agreement. The outgoing Servicer shall, upon request of the Agent but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Agent elects to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Agent, or a successor Lockbox Bank, all documents and records relating to the Pledged Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox Account established by the successor.

    (    The Servicer shall remit all payments by or on behalf of the
Obligors received directly by the Servicer to the Collection Account or the Lockbox Bank for deposit into the Collection Account, without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

SECTION 8.3 REALIZATION UPON RECEIVABLES. () Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Pledged Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Pledged Receivable but in no event later than the date on which all or any portion of a Scheduled Payment has become 150 or more days delinquent. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by SECTION 8.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such Pledged Receivable.
The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Pledged Receivable by an amount greater than the amount of such expenses.
All Recoveries shall be remitted directly by the Servicer to the Lockbox Bank without deposit into any intervening account as soon as practicable, but in no event later than two Business Days after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts may be retained by the Servicer (and shall not be required to be deposited in the Collection Account) to the extent of such expenses. The Servicer shall pay on behalf of the Borrower any personal property taxes assessed on repossessed Financed Vehicles and the Servicer shall be entitled to reimbursement of any such tax.

    (    If the Servicer elects to commence a legal proceeding to enforce a
Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Borrower and the Collateral Agent to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Borrower, at the Servicer's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name. All amounts recovered shall be remitted directly by the Servicer to the Collection Account or to the Lockbox Bank for deposit into the Collection Account without deposit into any intervening account as soon as practicable, but in no event more than two Business Days after receipt thereof.

SECTION 8.4 INSURANCE. () The Servicer shall require that each Financed Vehicle be insured by the Insurance Policies referred to in clause (w) of the definition of "Eligible Receivables" and shall monitor the status of the Insurance Policies thereafter, in accordance with its customary servicing procedures. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause
(w) of the definition of "Eligible Receivables" (including, without limitation, during the repossession of such Financed Vehicle), the Servicer shall enforce the rights of the holder of the Pledged Receivable under the Pledged Receivable to require the Obligor to obtain such physical loss and damage insurance.

    (    The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as "FORCE-PLACED INSURANCE"). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Collateral Agent. Any cost incurred by the Servicer in maintaining such

Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Recoveries with respect to the Pledged Receivable, as provided in paragraph (c) of this Section 8.4.

    (    In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available in respect of the Obligations. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Force-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Payments and then to the Insurance Add-On Amount. Recoveries on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Borrower for the Purchase Amount on any subsequent Distribution Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

    (    The Servicer may sue to enforce or collect upon the Insurance
Policies, in its own name, if possible, or as agent of the Borrower. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Collateral Agent, on behalf of the Borrower, at the Servicer's expense, or the Borrower, at the Borrower's expense, shall take such steps as the Servicer deems reasonably necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Collateral Agent for the benefit of the Collateral Agent. The Servicer shall deposit the proceeds of any Insurance Policies in the Collection Account as soon as practicable (but in no event more than two Business Days) after receipt thereof.

    (    The Servicer shall maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles, which policy shall by its terms insure against physical damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. Costs incurred by the Servicer in maintaining such insurance shall be paid by the Servicer. The Servicer will cause itself to be named as named insured and the Collateral Agent to be named a loss payee under all such policies. The Servicer may, with the consent of the Agent, elect not to maintain such insurance policy but in such event will be obligated to indemnify the Investors against any losses arising from an Obligor's failure to maintain physical loss and damage insurance with respect to the related Financed Vehicle.

SECTION 8.5 MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. Consistent with its obligations under this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Pledged Receivable in the related Financed Vehicle on behalf of the Borrower and the Collateral Agent, for the benefit of the Investors, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Pledged Receivables. The Borrower, the Collateral Agent and the Investors each hereby authorize the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Borrower and the Collateral Agent, for the benefit of the Investors as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Pledged Receivable to the Borrower and the pledge thereof to the Collateral Agent for the benefit of the Investors, and the filing of Uniform Commercial Code financing statements all as provided herein, is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Borrower, and the pledge thereof to the Collateral Agent, for the benefit of the Investors, the parties hereto agree that Arcadia's designation as the secured party on the certificate of title is, with respect to each secured party, as applicable, in its capacity as agent of the Borrower and the Collateral Agent.

SECTION 8.6 COVENANTS, REPRESENTATIONS AND WARRANTIES OF SERVICER. The Servicer hereby makes the following representations, warranties and covenants to the other parties hereto on which the Lenders shall rely in making the
Advances:

    (    The Servicer covenants to the Borrower, the Agent and the Investors as follows:

         (   LIENS IN FORCE.  The Financed Vehicle securing each Pledged
Receivable shall not be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Pledged Receivable or as otherwise contemplated herein;

         (   NO IMPAIRMENT.  The Servicer shall do nothing to impair the rights of the Borrower or the Collateral Agent in the Pledged Receivables, the Dealer Agreements, the Dealer Assignments or the Insurance Policies;

         (   NO AMENDMENTS.  The Servicer shall not extend or otherwise amend the terms of any Pledged Receivable, except in accordance with SECTION 8.2;

         (   SERVICING OF RECEIVABLES.  The Servicer shall service the
Pledged Receivables as required by the terms of this Agreement and in material compliance with the current Servicing Procedures Manual for servicing all its other comparable motor vehicle receivables and the Servicer shall not change the manner in which it services the Receivables in any way that can have a material adverse effect on the Pledged Receivables;

         (   COMPLIANCE WITH LAWS.  The Servicer shall comply in all material respects with the laws of each state in which a Pledged Receivable is located, including, without limitation, all federal and state laws regarding the collection and enforcement of consumer debt;

         (   NOTICE OF RELOCATION.   The Servicer shall give the Agent at
least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services the Collateral and its principal executive office within the United States of America;

         (   MAINTENANCE OF COMPUTER SYSTEMS, ETC.  The Servicer shall
maintain its computer systems so that, from and after the time of the first Advance under this Agreement, the Servicer's master computer records (including archives) that shall refer to the Collateral indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent, for the benefit of the Investors. Indication of the Collateral Agent's security interest shall be deleted from or modified on the Servicer's computer systems when, and only when, the Collateral in question shall have been paid in full or sold by the Borrower in accordance herewith; and

         (   OTHER SALES, GRANTS OR TRANSFERS.  If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral, shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent.

    (    The Servicer represents and warrants to the Borrower, the Agent and the Investors, as of the Closing Date as to itself that:

         (   ORGANIZATION AND GOOD STANDING.  The Servicer has been duly organized and is validly existing and in good standing under the laws of the State of Minnesota, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

         (   DUE QUALIFICATION.  The Servicer is duly qualified to do
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would have a material adverse effect on its ability to perform its obligations hereunder or under any other Transaction Document;

         (   POWER AND AUTHORITY.  The Servicer has the power and authority to execute and deliver this Agreement and the Transaction Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this

Agreement and the Transaction Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action;

         (   BINDING OBLIGATION.  This Agreement and the Transaction
Documents to which it is a party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

         (   NO VIOLATION.  The consummation of the transactions contemplated by this Agreement and the Transaction Documents, and the fulfillment of the terms of this Agreement and the Transaction Documents shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties, or in any way materially adversely affect the interest of the Borrower or the Investors in any Pledged Receivable, or affect the Servicer's ability to perform its obligations under this Agreement;

         (   NO PROCEEDINGS.  There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Transaction Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents, or (D) that could have a material adverse effect on the Pledged Receivables;

         (   APPROVALS.  All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date;

         (   NO CONSENTS.  The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

         (   CHIEF EXECUTIVE OFFICE.  The chief executive office of Arcadia is located at 7825 Washington Avenue South, Suite 500, Minneapolis, MN
55439-2444.

SECTION 8.7 PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT OR REPRESENTATION AND WARRANTY. The Borrower or the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Servicer's representations and warranties and covenants pursuant to SECTION 8.5 or 8.6(A); PROVIDED, HOWEVER, that the failure to give any such notice shall not derogate from any obligation of the Servicer hereunder to repurchase any Pledged Receivable; PROVIDED, FURTHER that, the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties and covenants. Unless the breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of the breach, the Servicer shall have an obligation, and the Borrower and the Agent shall (PROVIDED that it either has made such discovery or has received such notice thereof) enforce such obligation of the Servicer, to repurchase any Pledged Receivable materially and adversely affected by the breach. The Borrower shall notify the Agent promptly, in writing, of any failure by the Servicer to so repurchase any Pledged Receivable. In consideration of the purchase of the Pledged Receivable, the Servicer shall remit the Purchase Amount to the Collection Account on the date of such repurchase.

SECTION 8.8 TOTAL SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY SERVICER. ( Subject to, and in accordance with, the provisions of the Collateral Agent Agreement, on each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee for the related Settlement Period.

    (    The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer). The Servicer shall be liable for the fees and expenses of the Backup Servicer, the Collateral Agent, the Lockbox Bank (and any fees under the Lockbox Agreement) and the Independent Accountants.

SECTION 8.9 SERVICER'S CERTIFICATE. () No later than 10:00 a.m. New York City time on each Determination Date, the Servicer shall deliver to the Backup Servicer, the Collateral Agent, the Borrower and the Agent a Servicer's Certificate executed by a Responsible Officer of the Servicer in the form attached hereto as EXHIBIT C. Pledged Receivables purchased by the Servicer or Arcadia and each Pledged Receivable which became a Liquidated Receivable or which was paid in full during the related Settlement Period shall be identified by account number (as set forth in the Schedule of Receivables).

     (    In addition to the information required by SECTION 8.9(a), the
Servicer shall include in the copy of the Servicer's Certificate (i) whether any Facility Termination Event or Unmatured Facility Termination Event has occurred as of such Determination Date, and (ii) whether any Facility Termination Event or Unmatured Facility Termination Event that may have occurred as of a prior Determination Date is deemed cured as of such Determination Date.

SECTION 8.10 ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICER TERMINATION EVENT. () The Servicer shall deliver to the Backup Servicer, the Borrower and the Agent, on or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on the first April 30 (or other applicable date) next following the date that is six months after the

Closing Date, an Officer's Certificate, dated as of December 31 of such year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

    (    The Borrower or the Servicer shall deliver to the Backup Servicer, the Borrower and the Agent, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under SECTION 13.1.

SECTION 8.11 ANNUAL INDEPENDENT ACCOUNTANTS' REPORT. The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to Arcadia, to deliver to the Servicer, on or before April 30 (or 120 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on April 30, 1998, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate), a statement (the "ACCOUNTANTS' REPORT") addressed to the Servicer, to the effect that such firm has audited the books and records of the Servicer and issued its report thereon and that:
(1) such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) the firm is independent of Arcadia and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; and (3) certain agreed upon procedures were performed relating to three randomly selected Servicer's Certificates (which procedures shall be submitted for approval to the Agent who so requests, which approval shall not be unreasonably withheld). The Servicer shall deliver a copy of the Accountants' Report, within 15 days of receipt, to the Agent and the Backup Servicer. Such Accountant's Report shall state that it is intended solely for the use of the Servicer and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.

SECTION 8.12 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Backup Servicer, the Collateral Agent, the Borrower and the Agent reasonable access to the documentation, computer systems, records and other information regarding the Pledged Receivables including, without limitation, copies of the Dealer Underwriting Guidelines and the Servicing Procedures Manual. Nothing in this SECTION 8.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this SECTION 8.12 as a result of such obligation shall not constitute a breach of this SECTION 8.12.

SECTION 8.13 MONTHLY TAPE. On or before the third Business Day, but in no event later than the fifth calendar day, of each month, the Servicer will deliver to the Backup Servicer the Monthly Tape containing the information with respect to the Pledged Receivables as of the last day of the immediately preceding calendar month necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in the Collateral Agent Agreement.

    In addition, the Servicer shall, if so requested by the Agent, deliver to the Backup Servicer its Collection Records and its Monthly Records as soon as practicable and in any event within ten Business Days of the occurrence of a Servicer Termination Event or the occurrence of any event which, if uncured, with lapse of time or notice or lapse of time and notice, would constitute a Servicer Termination Event and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Pledged Receivables.

    Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

SECTION 8.14 INSURANCE. The Servicer shall maintain customary amounts of insurance coverage, including, without limitation, commercial crime coverage, employee dishonesty coverage, commercial auto coverage, valuable papers and records coverage, coverage for fire, theft, workers compensation, public liability, property damage and errors and omissions coverage. The Servicer shall be entitled to self-insure with respect to such insurance so long as the long-term unsecured debt obligations of the Servicer are rated in the second highest long-term debt category by each of the Rating Agencies.

SECTION 8.15 ACCOUNTS. () The Servicer shall establish the Collection Account in the name of the Collateral Agent for the benefit of the Investors. The Collection Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent.

    ()   The Servicer shall establish the Reserve Account in the name of the
Collateral Agent for the benefit of the Investors. The Reserve Account shall be an Eligible Account and initially shall be a segregated trust account established and maintained with the Collateral Agent.

SECTION 8.16 SERVICER REIMBURSEMENT FROM COLLECTIONS. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Settlement Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date upon certification by the Servicer of such amounts and the provision of such information to the Collateral Agent and the Agent as may be necessary in the opinion of the Agent to verify the accuracy of such certification. In the event that the Agent has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this SECTION 8.16, the Agent shall give the Collateral Agent written notice to such effect, following receipt of which the Collateral Agent shall not make a distribution to the Servicer in respect of such amount, or if the Servicer prior thereto has been reimbursed, the Collateral Agent shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

SECTION 8.17 APPLICATION OF COLLECTIONS. For the purposes of this Agreement, all collections in respect of a Receivable shall be applied by the Servicer in accordance with the terms of such Receivable.

                                  ARTICLE IX

                          GRANT OF SECURITY INTERESTS

SECTION 9.1 BORROWER'S GRANT OF SECURITY INTEREST. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations, the Borrower hereby assigns and pledges to the Collateral Agent, for the benefit of the Investors, and grants to the Collateral Agent, for the benefit of the Investors, a security interest in and lien upon all of the Borrower's right, title and interest (but none of the obligations) in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "BORROWER COLLATERAL"):

    ()   all Collateral;

    ()   the Purchase Agreement, each Dealer Agreement, the Lockbox Agreement and all other Transaction Documents now or hereafter in effect relating to the purchase, servicing or processing of Pledged Receivables (collectively, the "BORROWER ASSIGNED AGREEMENTS"), including (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the vehicles underlying the Pledged Receivables, (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements; PROVIDED, that to the extent any of the Borrower Assigned Agreements applies to the Pledged Receivables as well as other receivables originated and/or serviced by Arcadia, the security interest granted under this SECTION 9.1 shall attach only to the extent such Borrower Assigned Agreements relate to the Pledged Receivables;

    ()   all of the following (the "BORROWER ACCOUNT COLLATERAL"):

         () the Lockbox Account and all funds held in the Lockbox Account and all certificates and instruments, if any, from time to time representing or evidencing the Lockbox Account or such funds,

         () the Collection Account, all funds held in the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds,

         () all investments from time to time of amounts in the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

         () the Reserve Account, all funds held in the Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing the Reserve Account or such funds,

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

         () all investments from time to time of amounts in the Reserve Account, and all certificates and instruments, if any, from time to time representing or evidencing such investments,

         () all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent in substitution for or in addition to any of the then existing Borrower Account Collateral, and

         () all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the then existing Borrower Account Collateral;

    ()   all additional property that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Collateral Agent or the Agent of additional moneys by the Borrower; and

    ()   all proceeds, accessions, substitutions, rents and profits of any and all of the foregoing Borrower Collateral (including proceeds that constitute property of the types described in SECTIONS 9.1(a) through (d) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Borrower Collateral.

SECTION 9.2 DELIVERY OF COLLATERAL. All documents in the Receivables File shall be delivered to and held by or on behalf of the Custodian pursuant to
SECTION 14.4, and shall be in suitable form for transfer by delivery, all in form and substance satisfactory to the Custodian.

SECTION 9.3 BORROWER REMAINS LIABLE. Notwithstanding anything in this Agreement, (a) except to the extent of the Servicer's duties hereunder, the Borrower shall remain liable under the Pledged Receivables, Borrower Assigned Agreements and other agreements included in the Borrower Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent or the Collateral Agent of any of its rights under this Agreement shall not release the Borrower from any of its duties or obligations under the Pledged Receivables, Borrower Assigned Agreements or other agreements included in the Collateral, or the Servicer from any of its duties hereunder, (c) the Agent, the Investors and the Collateral Agent shall not have any obligation or liability under the Pledged Receivables, Borrower Assigned Agreements or other agreements included in the Collateral by reason of this Agreement, and
(d) neither the Agent, the Collateral Agent nor the Investors shall be obligated to perform any of the obligations or duties of the Borrower or the Servicer under the Pledged Receivables, Borrower Assigned Agreements or other agreements included in the Collateral or of the Servicer hereunder, or to take any action to collect or enforce any claim for payment assigned under this Agreement.

SECTION 9.4   COVENANTS OF THE BORROWER AND SERVICER REGARDING THE COLLATERAL.

    (1) OFFICES AND RECORDS. The Borrower shall keep its chief place of business and chief executive offices and the office where it keeps its records at the location specified in SECTION 10.9 or, upon 60 days prior written notice to the Agent and the Collateral Agent, at such other location in a jurisdiction where all action required by SECTION 9.4(e) shall have been taken with respect to the Collateral. The Borrower and the Servicer will permit representatives of the Agent, the Backup Servicer and the Collateral Agent (and following the occurrence of a Facility Termination Event, the Investors) at any time and from time to time during normal business hours, and at such times outside of normal business hours as the Agent, the Backup Servicer, the Collateral Agent and the Investors shall reasonably request, (i) to inspect and make copies of and abstracts from such records, and (ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Pledged Receivables for the purpose of examining such records, and to discuss matters relating to the Receivables or the Borrower's or Servicer's performance under this Agreement with any officer or employee of the Borrower or Servicer having knowledge of such matters. In connection therewith, the Agent, the Backup Servicer or the Collateral Agent may institute procedures to permit it to confirm the Obligor balances in respect of any Pledged Receivables. Each of the Borrower and the Servicer agrees to render to the Agent, the Backup Servicer and the Collateral Agent such clerical and other assistance as may be reasonably requested with regard to the foregoing. Without duplication of any obligations of the Servicer set forth in clause
(b) below, if a Facility Termination Event shall have occurred and be continuing, promptly upon request therefor, the Borrower or the Servicer shall deliver to the Collateral Agent and the Backup Servicer records reflecting activity through the close of business on the immediately preceding Business Day.

    (2) MAINTAIN RECORDS OF PLEDGED RECEIVABLES. The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of
such Receivable.   The Servicer shall maintain its computer systems so that,
from and after the time of sale under the Purchase Agreement and pledge hereunder, the Servicer's master computer records (including any backup archives) that refer to any Pledged Receivable indicate clearly the assignment and security interest granted by this Article IX. Indication of the Collateral Agent's interest in a Pledged Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable has been paid in full or repurchased by Arcadia or the Servicer. Upon the occurrence and during the continuation of a Facility Termination Event, the Borrower and Servicer shall (i) deliver and turn over to the Backup Servicer or to its representatives, or at the option of the Backup Servicer, shall provide the Backup Servicer or its representatives with access to, after the occurrence of a Facility Termination Event, at any time, and during all other times, during ordinary business hours, on demand of the Backup Servicer, all of the Borrower's and Servicer's facilities, personnel, books and records pertaining to the Collateral, including all records, and
(ii) allow the Backup Servicer to occupy the premises of the Borrower and the Servicer where such books and records are maintained, and utilize such premises, the equipment thereon and any personnel of the Borrower or the Servicer that the Backup Servicer may wish to employ to administer, service and collect the Pledged Receivables. The Backup Servicer will reimburse Arcadia for the cost of the ue of the portion of such premises, equipment and personnel used by the Backup Servicer.

    (3)  PERFORMANCE OF BORROWER ASSIGNED AGREEMENTS.  The Borrower shall
(i) perform and observe all the terms and provisions of the Borrower Assigned Agreements to be performed or observed by it, maintain the Borrower Assigned Agreements in full force and effect, enforce the Borrower Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Agent, and (ii) upon request of the Agent, make to any other party to the Borrower Assigned Agreements such demands and requests for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements.

    (4) NOTICE OF ADVERSE CLAIM. Each of the Borrower and the Servicer shall advise the Agent and the Collateral Agent promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Borrower Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Borrower Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

    (5) FURTHER ASSURANCES; FINANCING STATEMENTS. () Each of the Borrower and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that may be necessary or desirable or that the Collateral Agent or the Agent may reasonably request to perfect and protect the assignments and security interests granted or purported to be granted by this ARTICLE IX or to enable the Agent or the Collateral Agent to exercise and enforce its rights and remedies under this Agreement or the Collateral Agent Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Collateral Agent or the Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement.

         () The Borrower, the Agent and each Investor hereby severally authorize the Collateral Agent to execute for filing one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower or the Investors where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Agent will promptly send to the Borrower any financing or continuation statements thereto which it files without the signature of the Borrower and will promptly send to each Investor and the Borrower any financing or continuation statements thereto which it files without the signature of the Investors except, in the case of filings of copies of this Agreement as financing statements, the Agent will promptly send the Borrower and each Investor, as the case may be, the filing or recordation information with respect thereto.

         () Each of the Borrower and the Servicer shall furnish to the Collateral Agent from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent or the Agent may reasonably request, all in reasonable detail.

SECTION 9.5   RELEASE OF BORROWER COLLATERAL.

    (1) GENERALLY. For purposes of selling and transferring Receivables to third parties in connection with securitizations (including any Take-Out Securitization), to the extent that (immediately after giving effect to any requested release) there exists no Borrowing Base Deficiency and there is no Facility Termination Event or, in connection with the purchase by the Servicer of a Receivable pursuant to SECTION 8.7 or by Arcadia under the Purchase Agreement, the Borrower may obtain releases of the Collateral Agent's (for the benefit of the Investors) security interest in all or any part of the Borrower Collateral. Each request (a "TRANSFER REQUEST") for a partial release of Collateral, except in connection with the repurchase by the Servicer of a Receivable pursuant to SECTION 8.7 or by Arcadia under the Purchase Agreement, shall be addressed to the Agent (with a copy thereof sent by the Borrower or the Servicer to the Collateral Agent), demonstrating compliance with the immediately preceding sentence and acknowledging that the receipt of proceeds from such sale or transfer shall be deposited into the Collection Account.

    (2) CONTINUATION OF LIEN. Unless released in writing by the Collateral Agent, as herein provided, the security interest in favor of the Collateral Agent, for the benefit of the Investors, in all Borrower Collateral shall continue in effect until such time as the Collateral Agent shall have received payment in full of the proceeds from the sale or transfer of such Borrower Collateral to third parties in accordance with this SECTION 9.5.

    (3) APPLICATION OF PROCEEDS; NO DUTY. Neither of the Agent, nor the Collateral Agent, nor any Investor shall be under any duty at any time to credit Borrower for any amount due from any third party in respect of any purchase of any Borrower Collateral contemplated above, until the Collateral Agent has actually received such amount in immediately available funds for deposit to the Collection Account. Neither the Collateral Agent nor any Investor, nor the Agent shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such purchase of Receivables covered by the release of such portion of Borrower Collateral or in respect of a securitization thereof with a third party.

    (4) REPRESENTATION IN CONNECTION WITH RELEASES, SALES AND TRANSFERS. The Borrower represents and warrants that each request for any release or transfer in connection with other securitizations pursuant to SECTION 9.5(a) shall automatically constitute a representation and warranty to the Investors, the Agent and the Collateral Agent to the effect that immediately before and after giving effect to such release or Transfer Request, there is no Facility Termination Event.

    (5) RELEASE OF SECURITY INTEREST. Upon receipt of a Transfer Request or, in connection with the purchase by the Servicer of a Receivable pursuant to SECTION 8.7 or by Arcadia under the Purchase Agreement, upon the Servicer's written request, and, in each case upon receipt in the Collection Account of proceeds from the sale or transfer, the Collateral Agent shall promptly release, at the Borrower's expense, such part of Borrower Collateral as is required in connection with the Transfer Request or such Servicer's request; PROVIDED that the trustee or such similar entity in connection with the third party securitization (including any Take-Out Securitization) or the Servicer, as the case may be, acknowledges and agrees (i) that all proceeds thereof that it receives are held in trust for the Investors and (ii) at such time that the Agent shall instruct such trustee to transfer such proceeds, the trustee shall transfer such funds pursuant to such instructions.


                                    ARTICLE X

                  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

    In order to induce the other parties hereto to enter into this Agreement and, in the case of the Lenders, to make Advances hereunder, the Borrower hereby represents and warrants to the Agent and the Investors as to itself, as of the Closing Date and the date of each Advance, as follows:

SECTION 10.1 ORGANIZATION AND GOOD STANDING. The Borrower has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted. The Borrower had at all relevant times and now has, power, authority and legal right to acquire and own the Pledged Receivables and the Other Conveyed Property, to grant to the Collateral Agent a security interest in the Pledged Receivables and the Other Conveyed Property and to enter into and perform its obligations under this Agreement.

SECTION 10.2 DUE QUALIFICATION. The Borrower is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

SECTION 10.3 POWER AND AUTHORITY. The Borrower has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to carry out its terms and their terms; the Borrower has full power and authority to grant to the Collateral Agent, for the benefit of the Investors, a perfected first priority security interest in the Pledged Receivables and the Other Conveyed Property and has duly authorized such grant by all necessary corporate action and the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party have been duly authorized by the Borrower by all necessary corporate action.

SECTION 10.4 SECURITY INTEREST; BINDING OBLIGATIONS. This Agreement and the Transaction Documents to which it is a party have been duly executed and delivered and shall create a valid first priority security interest (except, as to priority, for any tax liens that may arise after the Closing Date) in the Pledged Receivables and the Other Conveyed Property in favor of the Collateral Agent, enforceable against the Borrower and creditors of and purchasers from the Borrower, and this Agreement and the other Transaction Documents to which it is a party shall constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

SECTION 10.5 NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Transaction Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation of the Borrower or any indenture, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Borrower of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Borrower or any of their properties, or in any way adversely affect the Borrower's ability to perform its obligations under this Agreement or the other Transaction Documents to which it is a party.

SECTION 10.6 NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Borrower's knowledge, threatened against the Borrower, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Borrower or its properties (a) asserting the invalidity of this Agreement or any of the other Transaction Documents, (b) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (c) seeking any determination or ruling that might materially and adversely affect the performance by the Borrower of its obligations under, or the validity or enforceability of, this Agreement or any of the other Transaction Documents or (d) that could have a material adverse effect on the Pledged Receivables.

SECTION 10.7 NO CONSENTS. The Borrower is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

SECTION 10.8 APPROVALS. All approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Borrower of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

SECTION 10.9 CHIEF EXECUTIVE OFFICE. The chief executive office of the Borrower is located at 7825 Washington Avenue South, Suite 975, Minneapolis, MN 55439-2444.

SECTION 10.10 SOLVENCY. The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Borrower has no Indebtedness to any Person other than pursuant to this Agreement and the other Transaction Documents. The Borrower, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

SECTION 10.11 TAX TREATMENT. For federal income tax purposes, each Pledged Receivable and the related Other Conveyed Property will be treated as owned by Arcadia and its consolidated subsidiaries, including the Borrower. For accounting purposes, the Borrower will treat the purchase or absolute assignment of each Pledged Receivable and Other Conveyed Property pursuant to the Purchase Agreement as a purchase or absolute assignment of Arcadia's full right, title and ownership interest in such Pledged Receivable and Other Conveyed Property (and those Pledged Receivables and Other Conveyed Property contributed to the Borrower by Arcadia pursuant to the Purchase Agreement shall be accounted for as an increase in the stated capital of the Borrower) and the Borrower has not in any other manner accounted for or treated the transfer to it of Pledged Receivables and Other Conveyed Property.

SECTION 10.12 COMPLIANCE WITH LAWS. The Borrower has complied and will comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral.

SECTION 10.13 TAXES. The Borrower has filed on a timely basis all tax returns (including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby including the transfer of each Pledged Receivable and Other Conveyed Property to the Borrower have been paid or shall have been paid if and when due at or prior to the Closing Date and the relevant Purchase Date, as the case may be.

SECTION 10.14 NO LIENS, ETC. The Collateral and each part thereof is owned by the Borrower free and clear of any Adverse Claim or restrictions on transferability and the Borrower has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein, and upon the making of each Advance, the Collateral Agent, for the benefit of the Investors, will have acquired a perfected, first priority and valid security interest (except, as to priority, for any tax lien that may arise after the Closing Date) in such Collateral, free and clear of any Adverse Claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent as "Secured Party" pursuant to
ARTICLE IX of this Agreement or, with respect to the Pledged Receivables purchased by the Borrower from Arcadia, in favor of the Borrower pursuant to the Purchase Agreement.

SECTION 10.15 PURCHASE AND SALE. Each Pledged Receivable and the related Other Conveyed Property was purchased by the Borrower on the relevant Purchase Date pursuant to the Purchase Agreement.

SECTION 10.16 SECURITIES ACT OF 1933; INVESTMENT COMPANY ACT OF 1940. Each purchase of Pledged Receivables and Other Conveyed Property under the Purchase Agreement will constitute a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

SECTION 10.17 INFORMATION TRUE AND CORRECT. All information heretofore or hereafter furnished by or on behalf of the Borrower, the Servicer or Arcadia in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

SECTION 10.18 ERISA COMPLIANCE. The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

SECTION 10.19 INVESTMENT COMPANY STATUS. The Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

SECTION 10.20 NO SHARED OBLIGATIONS. There is not now, nor will there be at any time in the future, any agreement or understanding between Arcadia and the Borrower (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

SECTION 10.21 ELIGIBLE RECEIVABLES. Except as provided in the definition of "Borrowing Base" in Article I hereof, all Receivables included in the Borrowing Base are Eligible Receivables.


                                  ARTICLE XI

                           COVENANTS OF THE BORROWER

    From the date hereof until the first day, following the Facility Termination Date, on which all Obligations shall have been finally and fully paid and performed, the Borrower hereby covenants and agrees with the Investors and the Agent as follows:

SECTION 11.1 PROTECTION OF SECURITY INTEREST OF THE INVESTORS. () The Borrower shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Borrower (or by the Agent, or the Collateral Agent on behalf of the Borrower) in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless the Borrower shall have given the Agent and the Collateral Agent at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

    ()   The Borrower shall at all times maintain its principal executive office within the United States of America.

    ()   If at any time the Borrower shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Borrower shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Collateral shall indicate clearly that such Collateral is subject to a first priority security interest in favor of the Collateral Agent for the benefit of the Investors.

SECTION 11.2 OTHER LIENS OR INTERESTS. Except for the security interest granted hereunder, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Collateral or any interest therein, and the Borrower shall defend the right, title, and interest of the Collateral Agent (for the benefit of the Investors), in and to the Collateral against all claims of third parties claiming through or under the Borrower.

SECTION 11.3 COSTS AND EXPENSES. The Borrower shall pay all of its reasonable costs and disbursements in connection with the performance of its obligations hereunder and under the Transaction Documents.

SECTION 11.4 REPORTING REQUIREMENTS. The Borrower shall furnish, or cause to be furnished, to the Agent and the Collateral Agent:

    ()   on each Determination Date, a Servicer's Certificate;

    ()   as soon as available and in any event within 90 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, a copy of the audited consolidated financial statements for such year for Arcadia and its consolidated Subsidiaries, certified, without qualification by independent public accountants acceptable to the

Agent and each other report or statement sent to shareholders or publicly filed by Arcadia or the Borrower;

    ()   as soon as available and in any event within 45 days (or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of Arcadia, a consolidated balance sheet of Arcadia and its consolidated Subsidiaries as of the end of such quarter and including the prior comparable period, and consolidated statements of income and retained earnings, of Arcadia and its consolidated Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of Arcadia identifying such documents as being the documents described in this paragraph (c) and stating that the information set forth therein fairly presents the financial condition of Arcadia and its consolidated Subsidiaries as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming that Arcadia is in compliance with all financial covenants in this Agreement;

    ()   as soon as possible and in any event within five days after the occurrence of a Facility Termination Event or an Unmatured Facility Termination Event or any other event which would have a material adverse effect on the Collateral or the collectibility thereof, the statement of the chief executive officer of the Borrower setting forth complete details of any such Facility Termination Event or Unmatured Facility Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto;

    ()   promptly, from time to time, such other information, documents, records or reports respecting the Pledged Receivables, the Other Conveyed Property related thereto or the Financed Vehicles related thereto or the condition or operations, financial or otherwise, of the Borrower, or Arcadia or any of its Subsidiaries, as may, from time to time, be reasonably requested.

SECTION 11.5 TAKE-OUT SECURITIZATION. The Borrower shall effect or cause an Affiliate to effect a Take-Out Securitization which will result in the prepayment of not less than 75% of the principal amount of all outstanding Advances no more than six months after the Closing Date and thereafter no more than six months after the immediately preceding Take-Out Securitization.

SECTION 11.6  CORPORATE SEPARATENESS.

    ()   The Borrower shall at all times maintain at least one independent director (an "INDEPENDENT DIRECTOR") who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Borrower, or in any Affiliate of the Borrower,
(iii) is not, and has not been, connected with the Borrower or any Affiliate of the Borrower as an officer, employee, promoter, underwriter, trustee, partner or person performing similar functions and is not a member of the immediate family of any such officer or employee and (iv) is not, and has not been, a director (other than as an independent director for an Affiliate which is a limited special purpose corporation) or stockholder of any Affiliate of the Borrower and is not a member of the immediate family of any such director or stockholder.

    ()   The Borrower shall not direct or participate in the management of any other Person's operations, and no other Person shall be permitted to direct or participate in the management of the Borrower.

    ()   The Borrower shall maintain a principal executive and administrative office through which its business is conducted separately from those of any other Person, and, to the extent that the Borrower and any other Persons have offices in contiguous space, there shall be fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

    ()   The Borrower shall engage only in those transactions described in Article III of its Certificate of Incorporation and matters necessarily incident thereto.

    ()   The Borrower shall have stationery and other business forms and a mailing address separate from that of any other Person.

    ()   The Borrower shall ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities and that each such entity shall bear its fair share of such costs and shall ensure that, to the extent that the Borrower contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided and that each such entity shall bear its fair share of such costs.

    ()   The Borrower shall at all times be adequately capitalized in light of its contemplated business.

    ()   The Borrower shall at all times provide for its own operating expenses and liabilities from its own funds, shall not allow its funds to be diverted to any other Person or for other than the corporate use of the Borrower, and shall not, except as may be expressly permitted by agreements of the Borrower, allow its funds to be commingled with those of any Affiliate of the Borrower; PROVIDED, that nothing in this subsection shall be construed to prohibit the payment of dividends by the Borrower to its Affiliates to the extent that such payment does not cause a Facility Termination Event or Unmatured Facility Termination Event to occur.

    ()   The Borrower shall maintain its assets and transactions
separately from those of any other Person, reflect such assets and transactions in financial statements separate and distinct from those of any other Person and evidence such assets and transactions by appropriate entries in books and records separate and distinct from those of any other Person.

    ()   The Borrower shall ensure that all material transactions
between the Borrower and any of its Affiliates shall be only on an arm's-length basis and shall receive the approval of its board of directors, including at least one Independent Director.

    ()   The Borrower shall hold itself out to the public under its own name as a legal entity separate and distinct from any other Person, shall act solely in its own corporate name and through its own authorized officers and agents, and no Affiliate of the Borrower shall be appointed to act as agent by the Borrower, except as may be expressly permitted by any agreements of the Borrower.

    ()   The Borrower shall not hold itself out as having agreed to pay, or as being liable, primarily or secondarily, for any obligations of any other Person, except as may be expressly permitted in any agreements of the Borrower.

    ()   The Borrower shall not maintain any joint account with any other
Person or become liable as a guarantor or otherwise with respect to any debt or contractual obligation of any other Person.

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

    ()   The Borrower shall not make any payment or distribution of assets with respect to any obligation of any other Person or grant any lien, security interest or encumbrance on any of its assets to secure any obligation of any other Person.

    ()   The Borrower shall not make loans, advances or otherwise extend credit to any other Person, except on an arm's-length basis, and shall not permit any Affiliate of the Borrower to advance funds to the Borrower or otherwise supply funds to, or guaranty debts of, the Borrower except as provided in the Purchase Agreement.

    ()   The Borrower shall hold regular duly noticed meetings of its board of directors, no less than once annually, and make and retain minutes of such meetings.

    ()   The Borrower shall ensure that decisions with respect to its business and daily operations shall be independently made by the Borrower (although the officer making any particular decision may also be an officer or director of any Affiliate of the Borrower).

    ()   The Borrower shall have bills of sale (or other similar
instruments of assignment) and, if appropriate, UCC-1 financing statements, with respect to all assets purchased from any other Person.

    ()   The Borrower shall file its own tax returns or, if it is a member of a consolidated group, will join in the consolidated return of such group as a separate member thereof and shall ensure that any financial reports required of the Borrower shall comply with generally accepted accounting principles and shall be issued separately from, but may be consolidated with, any reports prepared for any of its Affiliates.

    ()   The Borrower shall maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person.

    ()   The Borrower shall comply with all provisions of its
Certificate of Incorporation and By-Laws and shall observe all necessary, appropriate and customary corporate formalities.

SECTION 11.7 INSPECTIONS. Until the latest of the Facility Termination Date or the date on which no principal of or Yield on any Advance shall be outstanding or the date all other amounts owed hereunder to the Investors or the Agent are paid in full, each of the Borrower and Arcadia will, from time to time during regular business hours as requested by the Agent, permit the Agent and the Collateral Agent (and following the occurrence of a Facility Termination Event, the Investors) or their agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Borrower or Arcadia, as the case may be, relating to Pledged Receivables and the Other Conveyed Property, (ii) to visit the offices and properties of the Borrower or Arcadia, as the case may be, for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Pledged Receivables and the Other Conveyed Property or the Borrower's or Arcadia's performance under the Transaction Documents or under the Receivables with any of the officers or employees of the Borrower or Arcadia, as the case may be, having knowledge of such matters, and (iii) solely in the case of the Collateral Agent, and upon the request of the Collateral Agent, conduct an audit of the Receivables, the related Other Conveyed Property and the related books and records and collection systems of the Servicer; PROVIDED that, unless a Facility Termination Event or Unmatured Facility Termination Event has occurred, no such audit shall require the Servicer to re-underwrite the

Pledged Receivables or shall occur any more frequently than monthly.
Nothing in this SECTION 11.7(a) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this SECTION 11.7(a) as a result of such obligation shall not constitute a breach of this SECTION 11.7(a).

    Not less than five Business Days following the first Advance hereunder, not less than five Business Days following the first Advance made after a Take-Out Securitization has occurred, and once during each calender month following any such Advance during which Advances are outstanding, the Collateral Agent shall conduct a physical inventory (which may be electronic if so approved by the Agent) of the Receivables Files relating to the Pledged Receivables, in order to determine that the Custodian is in possession of a Receivable File for each Receivable listed in Schedule A to each Advance Request, and to perform a limited review of at least fifty (50) of the Receivable Files relating to the Pledged Receivables to determine that each Receivable File so reviewed includes (i) a fully executed original retail installment sales contract or promissory note and related security agreement,
(ii) a certificate of insurance, application form for insurance signed by the Obligor or a signed representation letter from the Obligor named in the Receivable File pursuant to which the Obligor has agreed to obtain physical damage insurance of the related Financed Vehicle, or a documented verbal confirmation of the insurance policy for the Financed Vehicle, (iii) an original Lien Certificate or application therefor and (iv) a credit application or a copy thereof. As evidence of the performance of each such review on each review date, the Collateral Agent or such other person shall execute and deliver to the Agent, an acknowledgment in the form of Exhibit G hereto. If such review reveals, in the Agent's opinion, an unsatisfactory number of missing items the Agent in its sole discretion may require a full review of every Receivable File by the Collateral Agent or such other party acceptable to the Agent. The party performing such full review shall be entitled to reimbursement from the Borrower for any fee, costs or expenses incurred in connection therewith.

    In addition, at any time following the occurrence of a Facility Termination Event, the Borrower and Arcadia will permit the Agent, the Collateral Agent and the Investors or their agents or representatives to conduct periodic audits of the Receivables, the related Other Conveyed Property and the related books and records and collection systems of the Borrower or Arcadia, as the case may be.


                                  ARTICLE XII

                                 THE SERVICER

SECTION 12.1  LIABILITY OF SERVICER; INDEMNITIES.

    ()   The Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer;

    ()   The Servicer shall defend, indemnify and hold harmless the
Investors, the Agent, the Backup Servicer, the Collateral Agent, their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, damages, claims, liabilities, penalties, fines, forfeitures and judgments, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle related to a Pledged Receivable;

    ()   The Servicer shall indemnify, defend and hold harmless the
Investors, the Agent, the Backup Servicer, the Collateral Agent and their respective officers, directors, agents and employees, from and against any and all costs, expenses, losses, claims, penalties, fines, forfeitures, judgments, damages and liabilities to the extent that such cost, expense, loss, claim, penalty, fine, forfeiture, judgment, damage or liability arose out of, or was imposed upon the Investors, the Agent, the Backup Servicer or the Collateral Agent by reason of the breach of this Agreement by the Servicer, the negligence (other than errors in judgment), misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

    ()   Arcadia, in its individual capacity, hereby acknowledges that the indemnification provisions in the Purchase Agreement benefitting the Agent, the Investors, the Backup Servicer or the Collateral Agent are enforceable by each hereunder.

    ()   The Servicer shall indemnify, defend and hold harmless the
Investors, the Agent, the Backup Servicer and the Collateral Agent, their respective officers, directors, agents and employees and any holders of the Note from and against any taxes that may at any time be asserted against the Investors, the Agent, the Backup Servicer and the Collateral Agent and any holders of the Note with respect to transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any income taxes or taxes asserted with respect to, and as of the date of, the sale of the Receivables and Other Conveyed Property to the Borrower or the issuance and original sale of the Notes and costs and expenses in defending against the same).

    ()   Indemnification under this SECTION 12.1 shall survive the
termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this SECTION 12.1 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest.

    ()   Notwithstanding the indemnity provisions contained in SECTIONS
12.1(b) through (f), the Servicer shall not be required to indemnify the Investors, the Agent, the Backup Servicer or their respective officers, directors, agents or employees, against any costs, expenses, losses, damages, claims or liabilities to the extent the same shall have (i) been caused by the misfeasance, bad faith or gross negligence of such party, or (ii) suffered by reason of uncollectible or uncollected Receivables not caused by the Servicer's negligence (other than errors in judgment), misfeasance or bad faith in performing its obligations hereunder.

SECTION 12.2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR BACKUP SERVICER.

     () The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer, shall be acceptable to the Agent and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the

Servicer from any obligation hereunder. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this SECTION 12.2(a) to the Agent, the Backup Servicer and the Collateral Agent. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in CLAUSES (i), (ii), (iii) and (iv) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to
SECTION 8.6 shall have been breached in any material respect (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) (y) the Servicer shall have delivered to the Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this SECTION 12.2(a), and (z) the Servicer shall have delivered to the Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Collateral Agent (for the benefit of the Investors) in the Collateral and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

    ()   Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or
(iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation under this Agreement.

SECTION 12.3  LIMITATION ON LIABILITY OF SERVICER, BACKUP SERVICER AND
              OTHERS.

     () Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to the Borrower, the Investors or the Agent, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising under this Agreement. The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

    ()   Unless acting as Servicer hereunder, the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement, and the Agent, the Borrower and the Investors shall look only to the Servicer to perform such obligations.

    ()   The parties hereto and each Investor, by its acceptance of an assignment of any interest in any Note or Advances, or of any portion of any Lender's commitment to make Advances hereunder, expressly acknowledge and consent to Norwest acting in the possible dual

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capacity of Backup Servicer or successor Servicer and in the capacity as
Collateral Agent. Norwest may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Norwest of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of gross negligence and willful misconduct by Norwest.

    ()   The Backup Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer or the Agent or for any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party or (ii) that is due to or results from the invalidity, unenforceability of any Receivable under applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Receivable.

SECTION 12.4 DELEGATION OF DUTIES. So long as Arcadia is the Servicer, the Servicer may delegate duties under this Agreement to an Affiliate of Arcadia with the prior written consent of the Agent and the Backup Servicer. The Servicer also may at any time perform the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on Delinquent Receivables through sub-contractors who are in the business of servicing automotive receivables, in each case without the consent of the Agent and the Backup Servicer. The Servicer may also perform other specific duties through such sub-contractors in accordance with its customary servicing policies and procedures without the prior consent of the Agent; PROVIDED, HOWEVER, that no such delegation or subcontracting of duties by the Servicer shall relieve the Servicer of its responsibility with respect to such duties. Neither Arcadia nor any other party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Agent and the Backup Servicer. If the Backup Servicer assumes the role of successor Servicer, such successor Servicer may delegate its duties under this Agreement to any Person or appoint a subservicer with the prior consent of the Agent.

SECTION 12.5 SERVICER AND BACKUP SERVICER NOT TO RESIGN. Subject to the provisions of SECTION 12.2, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Agent does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Agent. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Agent shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Agent shall have assumed the responsibilities and obligations of the Backup Servicer; PROVIDED, HOWEVER, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its

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resignation as permitted by this SECTION 12.5, the Backup Servicer may petition a court for its removal. Notwithstanding the foregoing, the Backup Servicer may resign for any reason, provided an entity acceptable to the Agent shall have assumed the responsibilities and obligations of the Backup Servicer prior to the effectiveness of any such resignation.


                                 ARTICLE XIII

SERVICER TERMINATION EVENTS

SECTION 13.1 SERVICER TERMINATION EVENT. For purposes of this Agreement, each of the following shall constitute a "SERVICER TERMINATION EVENT":

    ()   Any failure by the Servicer or, so long as Arcadia or an Affiliate of the Borrower is the Servicer, the Borrower to deliver to the Collateral Agent or deposit to the Collection Account any proceeds or payment required to be so delivered or deposited under the terms of this Agreement (or, if Arcadia or an Affiliate of the Borrower is the Servicer, under the Purchase Agreement) that continues unremedied for a period of three Business Days (or, with respect to any Purchase Amounts, one Business Day) after written notice is received by the Servicer from the Agent or after discovery of such failure by a Responsible Officer of the Servicer;

    ()   Failure by the Servicer to deliver the Servicer's Certificate required by SECTION 8.9 by 10:00 a.m. New York City time three Business Days before the related Distribution Date;

    ()   Failure on the part of the Servicer to observe in all material aspects its covenants and agreements set forth in SECTION 12.2(a);

    ()   Failure on the part of the Servicer or, so long as Arcadia or an
Affiliate of the Borrower is the Servicer, the Borrower, duly to observe or perform in any respect any other covenants or agreements of the Servicer or, so long as Arcadia is the Servicer, the Borrower, as the case may be, set forth in this Agreement (or, as to Arcadia, if Arcadia is the Servicer, the Purchase Agreement) which failure continues unremedied for a period of 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Agent;

    ()   The occurrence of an Event of Bankruptcy with respect to the
Servicer (or the Borrower);

    ()   Any representation, warranty or statement of the Servicer (or, if
Arcadia or an Affiliate of the Borrower is the Servicer, the Borrower) made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in the definition of "ELIGIBLE RECEIVABLE"), and, within 30 days after the earlier of knowledge thereof by a Responsible Officer of the Servicer and the date written notice thereof shall have been given to the Servicer (or, if Arcadia or an Affiliate of the Borrower is the Servicer, the Borrower) by the Agent the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

    ()   The Net Worth of the Servicer is less than $325,000,000; or

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    ()   An acceleration shall have occurred with respect to any Indebtedness of the Servicer (other than any Indebtedness incurred pursuant to this Agreement) having an outstanding principal amount of $10,000,000 or more or, if Arcadia is the Servicer, Arcadia shall fail to comply with Section 5.12 of the Indenture, dated as of March 12, 1997, between Arcadia and Norwest, as Indenture Trustee, as supplemented by the First Supplemental Indenture, dated as of March 12, 1997, related to Arcadia's 112% Senior Notes due 2007, as in effect on the Closing Date or as amended thereafter with the consent of the Agent.

SECTION 13.2 CONSEQUENCES OF A SERVICER TERMINATION EVENT. If a Servicer Termination Event shall occur and be continuing, the Agent, by written notice given to the Servicer, may terminate all of the rights and obligations of the Servicer under this Agreement by declaring a Servicer Termination Event. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer; PROVIDED, HOWEVER, that the Backup Servicer shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Backup Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. The Backup Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Pledged Receivables and related documents to show the Collateral Agent (for the benefit of the Investors) as lienholder or secured party, or otherwise. The prior Servicer agrees to cooperate with the Backup Servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation and at the prior Servicer's expense, the transfer to the Backup Servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Pledged Receivables and the delivery to the Backup Servicer of all Receivable Files, Servicer Files, Monthly Records and Collection Records and a computer tape in readable form containing all information necessary to enable the Backup Servicer or a successor Servicer to service the Pledged Receivables. In addition, upon the occurrence of a Servicer Termination Event, the Servicer shall, if so requested by the Agent, deliver to the Backup Servicer its Monthly Records within 15 days after demand therefor and a computer tape or diskette (or any other means of electronic transmission acceptable to the Backup Servicer) containing as of the close of business on the date of demand all of the data maintained b the Servicer in computer format in connection with servicing the Pledged Receivables. If requested by the Agent, the Backup Servicer or successor Servicer shall terminate each Lockbox Agreement and direct the Obligors to make all payments under the Pledged Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with SECTION 8.2(e)), or to a lockbox established by the successor Servicer at the direction of the Agent at the prior Servicer's expense. The terminated Servicer shall grant the Collateral Agent, the Backup Servicer and the Agent reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

SECTION 13.3  APPOINTMENT OF SUCCESSOR SERVICER.

    ()   On and after (i) the time the Servicer receives a notice of termination pursuant to SECTION 13.2 or (ii) upon the resignation of the Servicer pursuant to SECTION 12.5, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; PROVIDED, HOWEVER, that the

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Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document. The Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under SECTION 13.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

    ()   The Agent may exercise at any time its right to appoint as Backup
Servicer or as successor to the Servicer a person other than the Person serving as Backup Servicer at the time and shall have no liability to the Investors, the Borrower, Arcadia, the Person then serving as Backup Servicer or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer the Backup Servicer may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending such appointment, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to SECTION 12.5, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to SECTION
13.2 or the resignation of the Servicer pursuant to SECTION 12.5. If, upon the termination of the Servicer pursuant to SECTION 13.2 or the resignation of the Servicer pursuant to SECTION 12.5, the Agent appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

    ()   Any successor Servicer shall be entitled to the greater of such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder and the current market rate for servicing a pool of automobile installment loans and contracts comparable to the Receivables. If any successor Servicer is appointed for any reason, the Agent and such successor Servicer may agree on additional compensation to be paid to such successor Servicer. In addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer not to exceed $50,000.


                                  ARTICLE XIV

                                 THE CUSTODIAN

SECTION 14.1  DELIVERY OF THE CUSTODIAL RECEIPT AND CONFIRMATION.

    ()   The Agent hereby appoints Arcadia to act as Custodian of the
Receivables Files, and Arcadia hereby accepts such appointment. At least one day prior to each Advance Date, the Custodian shall deliver or cause to be delivered to the Agent a Custodial Receipt and Confirmation in the form of EXHIBIT E hereto. From time to time, the Custodian shall attach for inclusion in the appropriate Receivables File, any additional original documents evidencing any assumption or modification of a Receivable approved by the Servicer in accordance with the terms hereof.

SECTION 14.2  OBLIGATIONS OF THE CUSTODIAN.

    () The Custodian shall segregate and maintain continuous custody of the Receivables Files in secure facilities in accordance with customary standards for such custody. The Receivables Files shall be maintained in fireproof facilities. For so long as the Servicer is the Custodian, the Custodian shall maintain the Receivables Files at its office set forth in Section 10.9.

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

    ()   With respect to the documents constituting each Receivables File, the Custodian shall (i) act exclusively as the custodian for and the bailee (solely for purposes of UCC Section 9-305) of the Collateral Agent, for the benefit of the Investors, (ii) hold all documents constituting each Receivables File received by it for the exclusive use and benefit of the Borrower and the Investors, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Agent.

    ()   In the event that (i) Arcadia, the Agent, the Backup Servicer, the
Collateral Agent, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Receivables File or a document included within a Receivables File or (ii) a third party shall institute any court proceeding by which any Receivables File or a document included within a Receivables File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all Receivables Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Receivables File or a document included within such Receivables File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement.

SECTION 14.3 RELEASE OF RECEIVABLES FILES. In the event that the Servicer is not then acting as Custodian, from time to time and as appropriate for the repossession or servicing of any of the Contracts, the Custodian is hereby authorized, upon receipt of a Request for Release and Receipt of Documents, to release to the Servicer or the Borrower within, on a best efforts basis, one (1) Business Day, but in no case more than two (2) Business Days, the related Receivables File or the documents from a Receivables File set forth in such Request for Release and Receipt of Documents. If the Custodian receives such request after 12:00 noon (Minneapolis time), such request shall be deemed to have been received on the next Business Day. All documents so released to the Servicer or the Borrower shall be held by the Servicer or the Borrower in trust for the benefit of the Investors. The Servicer or the Borrower shall return to the Custodian each and every document previously requested from the Receivables File when the Servicer's or the Borrower's need therefor in connection with such repossession or servicing no longer exists, unless the Receivable shall be liquidated, in which case, upon receipt of a certification to this effect from the Servicer or the Borrower to the Custodian in a Request for Release and Receipt of Documents, such Receivables File shall be retained by the Servicer or the Borrower.

SECTION 14.4 RELEASE UPON REPURCHASE OR PAYMENT IN FULL. In the event that the Servicer is not then acting as Custodian, upon the transfer of any Receivable by way of repurchase pursuant to the Purchase Agreement or the payment in full of any Receivable or the sale of any Receivable pursuant to a Take Out Securitization, each of which shall be evidenced by the delivery to the Custodian of the Borrower's Request for Release and Receipt of Documents, the Custodian shall release the related Receivables File to the Borrower or Arcadia in accordance with the time parameters set forth in SECTION 14.3.

SECTION 14.5 FEES AND EXPENSES OF THE CUSTODIAN. It is understood that any Custodian (other than the Servicer) shall be entitled to charge fees and receive reimbursement for expenses (such fees and reimbursement are referred to hereinafter as the "CUSTODIAN FEE"), including fees and expenses of its agents and counsel and expenses incurred in connection with the transfer of Receivables Files pursuant to SECTION 14.2,

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

and such Custodian Fee shall be the sole obligation of the Borrower. Such agreed upon Custodian's Fee shall be set forth in a separate fee letter between the Custodian and the Borrower.

SECTION 14.6    EXAMINATION OF RECEIVABLES FILES.

    Upon reasonable prior written notice to the Custodian, any Lender, the Agent, the Collateral Agent or the Borrower or any of their representatives and agents will be permitted during normal business hours to examine the Receivables Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Pledged Receivables. Any expenses incurred by the Custodian in connection with such examination shall be borne by the party making the request (or, if a Facility Termination Event has occurred, the Borrower).

SECTION 14.7    INSURANCE OF THE CUSTODIAN.

    The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect theft of documents insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by Persons that act as custodian in similar transactions.

SECTION 14.8    PERIODIC STATEMENTS.

    Within 30 days after the written request of the Agent, the Servicer or the Borrower, the Custodian shall provide to the requesting party at such party's expense (or, if a Facility Termination Event has occurred, the expense of the Borrower) a list of all the Receivables for which the Custodian holds a Receivables File pursuant to this Agreement. Such list may be in the form of a copy of all Schedules of Receivables with manual deletions to specifically denote any Receivables paid off, liquidated, released or repurchased since the date of this Agreement.

SECTION 14.9    RESIGNATION BY AND REMOVAL OF THE CUSTODIAN; SUCCESSOR
                CUSTODIAN.

    () The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Agent. Promptly after receipt of notice of the Custodian's resignation, the Agent shall appoint, by written instrument, a successor custodian. If a successor custodian is not appointed in accordance with the foregoing procedures, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Custodian and the successor custodian.

    ()   If (i) the Custodian has failed to perform any of its duties hereunder in any material respect or (ii) if the Servicer is the Custodian, if a Servicer Termination Event has occurred, the Agent, upon at least 60 days written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each other party hereto. Promptly after the giving of notice of removal of the Custodian, the Agent shall appoint, by written instrument, a successor custodian. One (1) original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Custodian and the successor custodian.

    ()   In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Agent, all the Receivables Files being administered under this Agreement.


                                   ARTICLE 15

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                  FACILITY TERMINATION EVENTS; THEIR EFFECT

SECTION 15.1 FACILITY TERMINATION EVENTS.

    Each of the following shall constitute a Facility Termination Event under this Agreement:

    ()   Default in the payment when due of any principal of any Advance, or default in the payment of any other amount payable by the Borrower hereunder, including, without limitation, any Yield on any Advance or any Fees, which default shall continue for three Business Days;

    ()   The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, or any other Transaction Document on its part to be performed or observed and, except in the case of the covenant and agreement contained in SECTION 11.6, as to which no grace period shall apply, any such failure shall remain unremedied for 30 days after knowledge thereof or after written notice thereof shall have been given by the Agent to the Borrower;

    ()   Any representation or warranty of the Borrower made or deemed to have been made hereunder or in any other Transaction Document or any other writing or certificate furnished by or on behalf of the Borrower to the Agent for purposes of or in connection with this Agreement or any other Transaction Document (including any certificates delivered pursuant to SECTION 7.1(c) and any Servicer's Certificate) shall prove to have been false or incorrect in any material respect when made or deemed to have been made; provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to any Eligible Receivable if as a result thereof a Facility Termination Event under SECTION 15.1(a) shall not occur;

    ()   An Event of Bankruptcy shall have occurred and remained continuing with respect to the Borrower;

    ()   As of any Determination Date, the aggregate principal amount of all
Advances outstanding as of the last day of the preceding Settlement Period hereunder exceeds the Borrowing Base (after giving effect to all distributions in respect of principal to be made on the following Distribution Date from the Collection Account and transfers from the Lockbox Account from amounts deposited therein during the preceding Settlement Period pursuant to the Collateral Agent Agreement) and such condition continues unremedied for one Business Day (such excess referred to as the "BORROWING BASE DEFICIENCY");

    ()   The Internal Revenue Service shall file notice of a lien pursuant to
Section 6323 of the Internal Revenue Code with regard to any of the assets of the Borrower and such lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower and such lien shall not have been released within 30 days;

    ()   (i) Any Transaction Document or any lien or security interest granted thereunder by the Borrower, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or
(ii) the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or (iii) any security interest securing any Obligation shall, in whole or in part, cease to be a perfected first priority security interest (except, as to priority, for any tax liens or mechanic's liens that may arise with respect to any Financed Vehicle after the Closing Date) against the Borrower;

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    ()   A Servicer Termination Event shall have occurred;

    ()   A Change of Control occurs;

    ()   An acceleration shall have occurred with respect to any Indebtedness of the Borrower (other than any Indebtedness incurred pursuant to this Agreement) having an outstanding principal amount of $10,000,000 or more;

    ()   A final, non-appealable judgment shall be entered against the
Borrower, the Servicer or Arcadia by a court of competent jurisdiction assessing monetary damages in excess of $10,000,000, shall not have been discharged or stayed within 60 days;

    ()   On any Determination Date, the Delinquency Ratio averaged for such
Determination Date and the five immediately preceding Determination Dates exceeds 4% if such Determination Date relates to the first six Settlement Periods following the Closing Date, or 4.5% for any Determination Date thereafter;

    ()   On any Determination Date, the Portfolio Net Loss Ratio exceeds
3.75% if such Determination Date relates to the first six Settlement Periods following the Closing Date, or 4.25% for any Determination Date thereafter;

    ()   On any Determination Date on which Advances are outstanding, the Net
Pledged Receivable Loss Ratio for the Pledged Receivables averaged for such Determination Date and the two immediately preceding Determination Dates relating to Settlement Periods during which Advances were outstanding exceeds 1%; or

    ()   The Average Excess Spread Percentage for any Determination Date is
less than 3.75%.

SECTION 15.2    EFFECT OF FACILITY TERMINATION EVENT; REMEDIES.

    () (1) OPTIONAL TERMINATION. Upon the occurrence of a Facility Termination Event (other than a Facility Termination Event described in
SECTION 15.1(d)) the Agent may declare all or any portion of the outstanding principal amount of the Advances and other Obligations to be immediately due and payable and/or the Facility (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Advances and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Facility shall terminate.

    () (2) AUTOMATIC TERMINATION. Upon the occurrence of a Facility Termination Event described in SECTION 15.1(d) the Facility Termination Date shall be deemed to have occurred automatically, and all outstanding Advances under this Agreement and all other Obligations under this Agreement shall become immediately and automatically due and payable, all without presentment, demand, protest, or notice of any kind.

    () (3) REMEDIES. If the Agent has declared a Facility Termination Event to have occurred, the Agent may, or may direct the Collateral Agent to, exercise the remedies set forth in the Collateral Agent Agreement.


                                   ARTICLE XVI

                                   THE AGENT

SECTION 16.1    AUTHORIZATION AND ACTION.

    The Lenders and each Investor, by its acceptance of an assignment of any interest in any Note or Advance, or in a Lender's obligation to make Advances hereunder, appoints DLJ as its agent for purposes of the Transaction Documents, and authorizes the Agent and the Collateral Agent, in such capacity, to take such action on their behalf under each Transaction Document and to exercise such powers, hereunder and thereunder as are delegated to the Agent, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

SECTION 16.2    EXCULPATION.

    Neither the Agent (acting in such capacity under the Transaction Documents) nor any of its directors, officers, agents or employees shall be liable to any Investor for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may consult with legal counsel (including counsel for the Borrower and the Servicer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to any Investor, and shall not be responsible to any Investor, for any statements, warranties or representations made by the Borrower, in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of the Borrower or Servicer or to inspect the property (including the books and records) of the Borrower or Servicer; (d) shall not be responsible to any Investor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Note, any other Transaction Document or any other instrument or document provided for herein or delivered or to be delivered hereunder or in connection herewith; and (e) shall incur no liability under or in respect of any Transaction Document by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex or facsimile transmission) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 16.3    AGENT AND AFFILIATES.

    The Agent, including, but not limited to, DLJ, and any of its Affiliates may generally engage in any kind of business with the Borrower, the Servicer, the Backup Servicer, the Collateral Agent, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, the Servicer, the Backup Servicer, the Collateral Agent, any Obligor or any of their respective Affiliates, all as if the Agent were not the Agent hereunder and without any duty to account therefor to any Investor.

SECTION 16.4    REPLACEMENT AGENT.

    Upon the occurrence of the Facility Termination Date and the sale of the Note to a Person other than DLJ or any Lender, the Collateral Agent shall automatically become the Agent hereunder.


                                  ARTICLE XVII

                                  ASSIGNMENTS

SECTION 17.1    RESTRICTIONS ON ASSIGNMENTS.

    The Borrower may not assign its rights hereunder or any interest herein without the prior written consent of the Agent. No Investor may assign its rights under this Agreement, the Note, or with respect to any Advance (or any portion thereof) to any Person without the prior written consent of the Borrower or the Agent (as to the Borrower only, such consent not to be unreasonably withheld); PROVIDED, HOWEVER, that any Lender may assign, or grant a security interest in, all or any portion of its interest in advances and the Note to (i) DLJ or any of its Affiliates or (ii) any Person managed by DLJ or any of its Affiliates, (iii) any Structured Lender or any Person providing liquidity with respect to a Structured Lender; PROVIDED, HOWEVER, that in the case of this subsection (iii) a Lender may only assign its rights thereunder with respect to outstanding Advances, but not its obligations hereunder to make additional Advances (each, an "ELIGIBLE ASSIGNEE"), in each case under clauses (i), (ii) and (iii) above, without the prior written consent of the Borrower or the Agent; PROVIDED, FURTHER, HOWEVER, that after the occurrence of the Facility Termination Date, any Lender may, subject to the provisions of SECTION 17.5, assign all or a portion of its interest in the Note to a Person other than those identified in clauses (i), (ii) and (iii) above without the prior written consent of the Borrower. Any assignment by a Lender of its rights and obligations hereunder shall be evidenced by an Assignment and Acceptance Agreement in the form of Exhibit F hereto or such other agreement as agreed to from time to time between the Agent, such Lender and the Eligible Assignee.

     Within five Business Days after notice to the Borrower of any proposed assignment by an Investor for which the Borrower's consent is required, the Borrower agrees to advise the Agent of its consent or non-consent thereto. If the Borrower does not consent to such assignment by the end of such five Business Day period, such Investor may immediately assign its interest (or a portion thereof) in the Advances and/or the Note that was subject to such proposal to an Eligible Assignee. Subject to SECTION 17.2, all of the aforementioned assignments shall be upon such terms and conditions as such Investor and the assignee may mutually agree.

SECTION 17.2    DOCUMENTATION.

    Each Investor shall deliver to each assignee an assignment, in such form as such Investor and the related assignee may agree, duly executed by such Investor assigning any such Advance to the assignee, such Investor shall promptly execute and deliver all further instruments and documents, and take all further action, that the assignee may reasonably request, in order to perfect, protect or more fully evidence the assignee's right, title and interest in and to such Advance, and to enable the assignee to exercise or enforce any rights hereunder or under the Note evidencing such Advance.

SECTION 17.3    RIGHTS OF ASSIGNEE.

    Upon the foreclosure of any assignment of any Advances made for security purposes, or upon any other assignment of any Advance from any Investor pursuant to this ARTICLE XVII, the respective assignee receiving such assignment shall have all of the rights of an Investor hereunder with respect to such Advances and all references to the Investors in SECTION 6.1 shall be deemed to apply to such assignee.

SECTION 17.4    NOTICE OF ASSIGNMENT.

    Each Investor shall provide notice to the Agent and the Borrower of any assignment hereunder by such Investor to any assignee. Each Investor authorizes the Agent to, and the Agent agrees that it shall, prior to the Remarketing Date, endorse the Note, and following the Remarketing Date, to reflect any assignments made pursuant to this ARTICLE XVII or otherwise in the Note Register.

SECTION 17.5    REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

    () From and after the Remarketing Date, the Collateral Agent shall keep a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Collateral Agent shall provide for the registration of the Notes and of transfers of the Notes. The Collateral Agent is hereby appointed "NOTE REGISTRAR" for the purpose of registering the Notes and transfers of the Notes as herein provided.

    ()   Each person who has or who acquired a Note shall be deemed by the acceptance of acquisition of such Note to have agreed to be bound by the provisions of this SECTION 17.5. No Note may be transferred, and the Collateral Agent shall not register the transfer of the Note, unless the proposed transferee shall have delivered to the Collateral Agent (i) either
(x) evidence satisfactory to it that the transfer of such Note is exempt from registration or qualification under the Securities Act of 1933, as amended, and all applicable state securities laws and that the transfer does not constitute a "prohibited transaction" under ERISA or (y) an express agreement by the proposed transferee to be bound by and to abide by the provisions of this SECTION 17.5, the restrictions noted on the face of such Note and (ii) a properly executed Form W-9 and, in the case of a transferee who is a foreign person (within the meaning of Section 7701(a)(5) of the Code), a properly executed Form 4224 or Form 1001 showing a zero rate of withholding.

    ()   At the option of the holder thereof, any Note may be exchanged for one or more new Notes of any authorized denominations and of a like class and aggregate principal amount at an office or agency of the Borrower. Whenever any Notes are so surrendered for exchange, the Borrower shall execute and deliver the new Notes which the holder making the exchange is entitled to receive.

    ()   Upon surrender for registration of transfer of any Note at an office or agency of the Borrower, the Borrower shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like class and aggregate principal amount.

    ()   All Notes issued upon any registration of transfer or exchange of any Note in accordance with the provisions of this Agreement shall be the valid obligations of the Borrower, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Note(s) surrendered upon such registration of transfer or exchange.

    ()   Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Borrower or the Collateral Agent) be fully endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing. Each such Note shall be accompanied by a statement providing the name of the transferee and indicating whether the transferee is subject to income tax backup withholding requirements and whether the transferee is the sole beneficial owner of such Notes.

    ()   No service charge shall be made for any registration of transfer or exchange of Notes, but the Borrower or the Collateral Agent may require payment from the transferee holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

    ()   The holders of the Notes shall be bound by the terms and conditions of this Agreement.

SECTION 17.6    MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

    () If any Note is mutilated and surrendered to the Borrower or, from and after the Remarketing Date, the Collateral Agent, the Borrower shall execute and deliver in exchange therefor a new Note of like class and tenor and principal amount and bearing a number not contemporaneously outstanding.

    ()   If there shall be delivered to the Borrower and, from and after the
Remarketing Date, the Collateral Agent prior to the payment of the Notes (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Borrower that such Note has been acquired by a BONA FIDE purchaser, the Borrower shall execute and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount.

    ()   Upon the issuance of any new Note under this SECTION 17.6, the
Borrower or the Collateral Agent may require the payment from the transferor holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Collateral Agent) connected therewith.

    ()   Every new Note issued pursuant to this SECTION 17.6 and in accordance with the provisions of this Agreement, in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Borrower, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

    ()   The provisions of this SECTION 17.6 are exclusive and shall preclude
(to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 17.7     PERSONS DEEMED OWNERS.

    The Borrower, the Servicer, the Collateral Agent and any agent of the Borrower, the Servicer or the Collateral Agent may treat the holder of any Note as the owner of such Note for all purposes whatsoever, whether or not such Note may be overdue, and none of the Borrower, the Servicer, the Collateral Agent and any agent of the Borrower, the Servicer or the Collateral Agent shall be affected by notice to the contrary; provided that payment on the Stated Maturity Date shall be made to the holder as of the preceding Record Date.

SECTION 17.8    CANCELLATION.

    All Notes surrendered for payment or registration of transfer or exchange shall be delivered to the Borrower or, from and after the Remarketing Date, the Collateral Agent and shall be promptly canceled by it and may be destroyed (in the case of the Collateral Agent, pursuant to the Collateral Agent's securities retention policies). From and after the Remarketing Date, the Borrower shall promptly deliver to the Collateral Agent for cancellation any Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Collateral Agent. No Notes shall be issued in lieu of or in exchange for any Notes canceled as provided in this Section 17.8, except as expressly permitted by this Agreement.

SECTION 17.9    HOLDER OF NOTE PRIOR TO FACILITY TERMINATION DATE.

    Notwithstanding anything in this Agreement to the contrary, the Agent shall at all times remain the sole holder of the Note until the Facility Termination Date, except as may otherwise be agreed by the Borrower in writing. Assignments by a Lender of interests in the Advances, the Note, and its commitment to make Advances hereunder to other Lenders shall be evidenced by separate Assignments and Acceptances.


                                 ARTICLE XVIII

                                INDEMNIFICATION

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

SECTION 18.1    GENERAL INDEMNITY OF THE BORROWER.

    Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent, the Investors, the Custodian, the Backup Servicer, the Collateral Agent and each of their Affiliates, and each of their respective successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively called "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or relating to any Transaction Document or the transactions contemplated thereby or the use of proceeds therefrom by the Borrower, including (without limitation) in respect of the funding of any Advance or in respect of any Pledged Receivable, EXCLUDING, HOWEVER, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of any Indemnified Party or its agent or subcontractor, (b) (except as otherwise provided herein) Indemnified Amounts related to the non-payment of any Pledged Receivable, (c) any loss in value of any Financed Vehicle or Permitted Investment due to changes in market conditions or for other reasons beyond the control of the Borrower or (d) any tax upon or measured by net income on any Indemnified Party. Without limiting the foregoing, but subject to the exclusions (a) through (d) above, the Borrower agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                () the breach of any representation or warranty made by the Borrower (or any of its officers) under or in connection with this Agreement or the other Transaction Documents, any Servicer's Certificate or any other information, report or certificate delivered by the Borrower or Servicer pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                () the failure by the Borrower to comply in any material way with any applicable law, rule or regulation with respect to any Pledged Receivable or any Financed Vehicle, or the nonconformity of any Pledged Receivable with any such applicable law, rule or regulation;

                () the failure to vest and maintain vested in the Collateral Agent for the benefit of the Investors, a first-priority security interest in all the Collateral, free and clear of any Lien, other than a Lien arising solely as a result of an act of any Investor, or any assignee of any Investor;

                () any dispute, claim, offset or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Pledged Receivable (including, without limitation, a defense based on such Pledged Receivable not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

                () any failure of Arcadia or an Affiliate of Arcadia, as Servicer, to perform its duties or obligations in accordance with the provisions of ARTICLE VIII or any provision contained in any Transaction Document;

                () any claim involving products liability that arises out of or relates to merchandise or services that are the subject of any Pledged Receivable or strict liability claim in connection with any Financed Vehicle related to a Pledged Receivable;

                () any tax or governmental fee or charge (but not including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the making, maintenance or funding, directly or indirectly, of any Advance, or any other interest in the Collateral; or

                () the commingling of the proceeds of Collateral at any time with other funds.

SECTION 18.2    CONTRIBUTION.

    () If for any reason (other than the exclusions (a) through (d) set forth in the first paragraph of SECTION 18.1) the indemnification provided above in
SECTION 18.1 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Borrower, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Borrower, on the other hand, as well as any other relevant equitable considerations.


                                  ARTICLE XIX

                                 MISCELLANEOUS

SECTION 19.1    NO WAIVER; REMEDIES.

    No failure on the part of any Investor, the Agent, any Indemnified Party or any Affected Person to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any of them of any right, power or remedy hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Eligible Assignee is hereby authorized by the Borrower at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by it to or for the credit or the account of the Borrower, now or hereafter existing under this Agreement, to the Agent, any Affected Person, any Indemnified Party or any Investor or their respective successors and assigns.

SECTION 19.2    AMENDMENTS, WAIVERS.

    No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement and any Schedules hereto, or the Note shall in any event be effective unless the same shall be in writing and signed and delivered by (i) the Borrower and the Agent (with respect to an amendment),
(ii) the Agent (with respect to a waiver or consent by it) or the Borrower (with respect to a waiver or consent by it), (iii) the Agent (with respect to a waiver of any Facility Termination Event), any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given or (iv) the Collateral Agent or the Backup Servicer (if such amendment,

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

modification, waiver or consent would have an adverse effect on the Collateral Agent or the Backup Servicer, as applicable).

SECTION 19.3    NOTICES, ETC.

    All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, three Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, one Business Day after having been given to such courier, and (d) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means, except that notices and communications pursuant to SECTION
2.2 shall not be effective until received.

SECTION 19.4  COSTS, EXPENSES AND TAXES.

    In addition to the rights of indemnification granted under SECTION 18.1, the Borrower agrees to pay on demand all reasonable costs and expenses of DLJ in connection with the preparation (subject to the Fee Letter), execution, delivery and administration of this Agreement and the other documents and agreements to be delivered hereunder, and any amendments, waivers or consents executed in connection with this Agreement and the other Transaction Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for DLJ, with respect thereto and with respect to advising the Agent and the Collateral Agent, as to their rights and remedies under this Agreement and the other Transaction Documents, and all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, DLJ, the Investors and their respective Affiliates, in connection with the enforcement of this Agreement and the other documents and agreements to be delivered hereunder.

SECTION 19.5   BINDING EFFECT; SURVIVAL.

    This Agreement shall be binding upon the Borrower, the Servicer, the Custodian, DLJ, the Agent, the Backup Servicer, the Collateral Agent, and their respective permitted successors and assigns, and shall inure to the benefit of the Borrower, the Servicer, the Custodian, DLJ, the Agent, the Backup Servicer, the Collateral Agent, the Investors, and their respective permitted successors and assigns. The provisions of ARTICLE VI, ARTICLE XII and ARTICLE XVIII shall also inure to the benefit of the Affected Persons and the Indemnified Parties, respectively, and their respective successors and assigns. Nothing in this Section 19.5 shall be deemed to authorize any assignment not permitted by ARTICLE XVII. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date, when all Obligations have been finally and fully paid and performed. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to
ARTICLE IX and the indemnification and payment provisions of ARTICLE VI,
ARTICLE XII and ARTICLE XVIII shall be continuing and shall survive any termination of this Agreement and any termination of Arcadia's rights to act as Servicer hereunder or under any other Transaction Document.

SECTION 19.6   CAPTIONS AND CROSS REFERENCES.

    The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Schedule or Exhibit are to such Section of or Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

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

SECTION 19.7  SEVERABILITY.

    Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 19.8  GOVERNING LAW.

    THIS AGREEMENT AND THE NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 19.9  COUNTERPARTS.

    This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same agreement.

SECTION 19.10 WAIVER OF JURY TRIAL.

    EACH OF THE PARTIES HERETO AND EACH INVESTOR, BY ITS ACCEPTANCE OF ANY INTEREST IN ANY NOTE, ANY ADVANCE OR ANY LENDER'S COMMITMENT TO MAKE ADVANCES HEREUNDER, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, THE AGENT, THE INVESTORS, DLJ, THE SERVICER, THE CUSTODIAN, THE BACKUP SERVICER, THE COLLATERAL AGENT OR ANY OTHER AFFECTED PERSON. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE INVESTORS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

SECTION 19.11 THIRD PARTY BENEFICIARY.

    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly stated otherwise in the Agreement any right of the Agent to direct, appoint, consent to, approve of, or take any action under this Agreement or the Collateral Agent Agreement shall be exercised by the Agent in its sole and absolute discretion.

SECTION 19.12  NO PROCEEDINGS.

    () Each of DLJ, the Servicer, the Custodian, the Backup Servicer, each Investor (by its acceptance of any interest in any Note, any Advance or any Lender's commitment to make Advances hereunder), the Agent and the Collateral Agent hereby agrees that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

    () Each of the Borrower, the Servicer, the Custodian, the Backup Servicer, each Investor (by its acceptance of any interest in any Note, any Advance or any Lender's commitment to make Advances hereunder), the Agent and the Collateral Agent hereby agrees that it will not institute against any Structured Lender, or join any other Person in instituting against any Structured Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any commercial paper notes, medium term notes or other debt securities of such Structured Lender shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such commercial paper notes, medium term notes or other debt securities of such Structured Lender shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

SECTION 19.13     ENTIRE AGREEMENT.

    THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                                   ARTICLE XX

                          THE COLLATERAL AGENT AS AGENT

    The provisions of this ARTICLE 20 shall apply only to the extent that the Collateral Agent becomes the Agent following the Remarketing Date.

SECTION 20.1    DUTIES OF THE AGENT.

    () Subject to paragraph (c) of this SECTION 20.1, the Agent undertakes to perform as Agent such duties and only such duties as are specifically set forth in this Agreement.

    () The Agent, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Agent that are specifically required to be furnished pursuant to any provisions of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

    () No provision of this Agreement shall be construed to relieve the Agent from liability for its own grossly negligent action, its own grossly negligent failure to act (other than errors in judgment) or its own bad faith or willful misfeasance; PROVIDED HOWEVER, that:

        () the duties and obligations of the Agent shall be determined solely by the express provisions of this Agreement, the Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Agent and, in the absence of bad faith on the part of the Agent, the Agent may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement;

        () the Agent shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Agent, unless it shall be proven that the Agent was negligent in performing its duties in accordance with the terms of this Agreement;

        () the Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

        () the Agent shall not be liable for any action it takes or omits to take in good faith at the direction of the holders of the Notes; provided that the Agent shall not be authorized hereunder to comply with any direction which is not authorized by the terms of this Agreement.

    () Notwithstanding any other provision of this Agreement, the Agent shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties as Agent under this Agreement, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Agent to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Backup Servicer (if the Agent and the Backup Servicer are the same entity) shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

    () The Agent shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in this Agreement, unless a Responsible Officer obtains actual knowledge of such failure (it being understood that knowledge of the Servicer is not attributable to the Agent) or the Agent receives written notice of such failure from the Servicer or any holders of the Notes.

    () Except for actions expressly authorized by this Agreement, the Agent shall take no action reasonably likely to impair the security interests created or existing under any Pledged Receivable or Finance Vehicle or to impair the value of any Pledged Receivable or Financed Vehicle.

SECTION 20.2    CERTAIN MATTERS AFFECTING THE AGENT.

    Except as otherwise provided in SECTION 20.1(c):

    () The Agent may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    () The Agent may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Agent under this Agreement in good faith and in accordance with such Opinion of Counsel;

    () Notwithstanding anything to the contrary, the Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the holders of the Notes pursuant to the provisions of this Agreement unless such holders shall have furnished to the Agent security or indemnity satisfactory to the Agent against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Agent shall, upon the occurrence of a Servicer Termination Event (that has not been cured), exercise the rights and powers vested in it by this Agreement with reasonable care and skill;

    () The Agent shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Investors holding beneficial interests in not less than 25% of the outstanding principal balance of the Advances; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Agent, not reasonably assured to the Agent by the security afforded to it by the terms of this Agreement, the Agent may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Agent, shall be reimbursed by the Person making such request upon demand;

    () The Agent may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or custodians. The Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Agent. The Agent shall not be responsible for any misconduct or negligence attributable to the acts or omissions of the Servicer;

    () The Agent may rely, as to factual matters relating to the Servicer, on an Officer's Certificate of the Servicer; and

    () The Agent shall not be required to take any action or refrain from taking any action under this Agreement, or any Transaction Document referred to herein, nor shall any provision of this Agreement or any such Transaction Document be deemed to impose a duty on the agent to take action, if the Agent shall have been advised by counsel that such action is contrary to the terms of this Agreement or any Transaction Document or is contrary to law.

SECTION 20.3    AGENT NOT LIABLE FOR NOTES OR RECEIVABLES.

    The Agent makes no representations as to the validity or sufficiency of this Agreement or of the Notes or of any Receivable or Transaction Document, except to the extent otherwise expressly provided herein. The Agent shall at no time (except during such time, if any, as it is acting a successor Servicer) have any responsibility or liability for or with respect to the legality, validity or enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Collateral or its ability to generate the payments to be distributed to holders of the Notes under this Agreement, including, without limitation, the existence, condition, location and ownership of any Financed Vehicle; the performance or enforcement of any Receivable; the compliance by the Borrower, the Servicer or the Custodian with any covenant or the breach by the Borrower or the Servicer, of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Agent's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of monies by or at the direction of the Servicer or any loss resulting therefrom (it being understood, however, that the Agent shall remain otherwise responsible for any Collateral that it may hold directly); the acts or omissions of the Servicer, the Custodian (if other than the Agent), the Borrower or any Obligor, any action of the Servicer taken in the name of the Agent; or any action by the Agent taken at the instruction of the Servicer, the Borrower, or the holders of the Note holding the requisite percentage of the Note; PROVIDED, HOWEVER, that the foregoing shall not relieve the Agent of its obligations to perform its duties under this Agreement, whether as Agent or as Back-up Servicer. The Agent shall not be accountable for the use or application by the Borrower of the Note or of the proceeds of such Note, or for the use or application of any funds paid to the Servicer in respect of the Pledged Receivables prior to the time such funds are deposited in the Collection Account.

SECTION 20.4    AGENT MAY OWN NOTES.

    The Agent in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not the Agent and may deal with the Servicer in banking transactions with the same rights as it would have if it were not the Agent.

SECTION 20.5    AGENT'S INDEMNIFICATION.

    The Borrower and the Servicer shall indemnify, defend, and hold harmless the Agent, the Collateral Agent and the Backup Servicer from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance of the performance of the trusts and duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability is due to the bad faith or negligence (except for errors in judgment) of the Agent, the Collateral Agent or the Backup Servicer, respectively. In addition, the Borrower in SECTION
18.1 has agreed to indemnify the Agent, the Collateral Agent and the Backup Servicer with respect to certain matters. The provisions of this SECTION 20.5, (i) shall not terminate or be deemed released upon the resignation or termination of Arcadia as the Servicer, (ii) shall survive any termination of this Agreement and (iii) shall continue for the benefit of any agent which has resigned or been removed.

SECTION 20.6    ELIGIBILITY REQUIREMENTS FOR AGENT.

    The Agent under this Agreement shall at all times be an entity duly organized and validly existing under the laws of its jurisdiction of organization authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this SECTION 20.6, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the agent shall cease to be eligible in accordance with the provisions of this
SECTION 20.6, the Agent shall resign immediately in the manner and with the effect specified in SECTION 20.6.

SECTION 20.7    RESIGNATION OR REMOVAL OF AGENT.

    () Subject to the provisions of subsection (c) of this SECTION 20.7, the Agent may at any time resign from the trusts created by this Agreement by giving 30 days' written notice thereof to the Servicer, the Investors and the Borrower. Upon receiving such notice of resignation, the Majority Investors shall promptly appoint a successor Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Agent and one copy to the successor Agent. If no successor Agent shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Agent may petition any court of competent jurisdiction for the appointment of a successor Agent.

    () If at any time the Agent shall cease to be eligible in accordance with the provisions of SECTION 20.6 and shall fail to resign after written request therefor by the Majority Investors, or if at any time the Agent shall be legally unable to act, or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Majority Investors shall remove the Agent. If the Majority Investors, as the case may be, removed the Agent under the authority of the immediately preceding sentence, the Majority Investors, as the case may be, shall promptly appoint a successor Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Agent so removed and one copy to the successor Agent. The Majority Investors, as the case may be, shall also pay all fees due and owing to the outgoing Agent.

    () Any resignation or removal of the Agent and appointment of a successor Agent pursuant to any of the provisions of this SECTION 20.7 shall not become effective until acceptance of appointment by the successor agent as provided in SECTION 20.8.

SECTION 20.8    SUCCESSOR AGENT.

    Any successor Agent appointed as provided in SECTION 20.7 shall execute, acknowledge and deliver to the Servicer and the Investors, and to its predecessor Agent an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor agent, without any further act, deed or conveyance (except as provided below), shall become fully vested with all the rights, power, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Agent; but, on request of the Majority Investors, or the successor Agent, such predecessor Agent shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Agent all of the rights, powers and trusts of the Agent so ceasing to act, and shall duly assign, transfer and deliver to such successor agent all property and money held by such agent so ceasing to act hereunder. Upon request of any such successor Agent, the Borrower shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and trusts. The predecessor Agent shall deliver to the successor Agent all documents and statements held by it under this Agreement or any Transaction Document; and the predecessor Agent and the other parties to the Transaction Documents shall amend any Transaction Document to make the successor Agent the successor to the predecessor Agent thereunder; and the Investors and the predecessor Agent shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Agent all such rights, powers, duties and obligations. No successor Agent shall accept appointment as provided in this
SECTION 20.8 unless at the time of such acceptance such successor Agent shall be eligible under the provisions of SECTION 20.6. Upon acceptance of appointment by a successor Agent as provided in this SECTION 20.8, the Borrower shall mail notice by first-class mail of the successor of such Agent and the address of the successor Agent's corporate trust office under this Agreement to all holders of Notes at their addresses as shown in the Note Register. If the Borrower fails to mail such notice within ten (10) days after acceptance of appointment by the successor Agent, the successor Agent shall cause such notice to be mailed at the expense of the Agent.

SECTION 20.9    MERGER OR CONSOLIDATION OF AGENT.

    Any corporation into which the Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Agent shall be a party, or any corporation succeeding to the corporate trust business of the Agent, shall be the successor of the Agent under this Agreement, provided such corporation shall be eligible under the provisions of

SECTION 20.6, without the execution or filing of any instrument or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Agent or its successor hereunder shall provide the Servicer with prompt notice of any such transaction.

SECTION 20.10   APPOINTMENT OF CO-AGENT OR SEPARATE AGENT.

    () Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral or any Financed Vehicle may at the time be located, the Agent, with the consent of the Servicer, such consent not to be unreasonably withheld, shall have the power and may execute and deliver all instruments to appoint one or more Persons approved by the Agent to act as co-agent or co-agents, jointly with the Agent, or separate agent or separate agents, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Investors, such title to the Collateral, or any part thereof, and, subject to the other provisions of this SECTION 20.10, such powers, duties, obligations, rights and trusts as the Servicer and the Agent may consider necessary or desirable. If the Servicer shall not have consented to such appointment within fifteen (15) days after the receipt by it of a request to do so, or if a Servicer Termination Event shall have occurred and be continuing, the consent of the Servicer shall not be required. No co-agent or separate agent under this Agreement shall be required to meet the terms of eligibility as a successor agent under SECTION 20.6 and no notice to holders of Notes of the appointment of any co-agent or separate agent shall be required under SECTION 20.8.
Every separate agent and co-agent shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

        () All rights, powers, duties and obligations conferred or imposed upon the Agent shall be conferred or imposed upon and exercised or performed by the Agent and such separate agent or co-agent jointly (it being understood that such separate agent or co-agent is not authorized to act separately without the Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Agent, the Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate agent or co-agent, but solely at the direction of the Agent;

        () No agent under this Agreement shall be personally liable by reason of any act or omission of any other agent under this Agreement; and

        () The Servicer and the Agent acting jointly may at any time accept the resignation of or remove any separate agent or co-agent.

    () Any notice, request or other writing given to the Agent shall be deemed to have been given to each of the then separate agents and co-agents, as effectively as if given to each of them. Every instrument appointing any separate agent or co-agent shall refer to this Agreement and the conditions of this ARTICLE XX. Each separate agent and co-agent, upon its acceptance of the trusts conferred, shall be vested with the estates of property specified in its instrument of appointment, either jointly with the Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Agent. Every such instrument shall be filed with the Agent and a copy thereof given to the servicer.

    () Any separate agent or co-agent may, at any time constitute the Agent, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate agent or co-agent shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Agent, to the extent permitted by law, without the appointment of a new or successor agent.

SECTION 20.11   AGENT MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

    All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Agent without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Agent shall be brought in its own name as agent. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Agent, its agents and counsel, be for the ratable benefit of the Investors in respect of which such judgment has been obtained.

SECTION 20.12   SUIT FOR ENFORCEMENT.

    If a Servicer Termination Event shall occur and be continuing, the Agent, in its discretion may (but shall have no duty or obligation so to proceed), subject to the provisions of SECTION 20.1, proceed to protect and enforce its rights and the rights of the Investors under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this agreement or for the enforcement of any other legal, equitable or other remedy as the Agent, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Agent or the Investors.

                         [signature pages to follow]

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          ARCADIA RECEIVABLES FINANCE CORP. III


                                          By:
                                             -------------------------------
                                      Name:
                                      Title:

                                          7825 Washington Avenue South
                                          Minneapolis, MN  55439-2444
                                          Attention: Treasurer
                                          Facsimile No.: (612) 942-6620


                                          ARCADIA FINANCIAL LTD.


                                          By:
                                             -------------------------------
                                               Name:
                                               Title:

                                          7825 Washington Avenue South
                                          Minneapolis, MN  55439-2444
                                          Attention: Treasurer
                                          Facsimile No.: (612) 942-6620


                                          DLJ MORTGAGE CAPITAL, INC. as Agent
                                          and as a Lender


                                          By:
                                             -------------------------------
                                               Name:
                                               Title:

                                          277 Park Avenue
                                          New York, New York  10172
                                          Attention:
                                          Facsimile No.:  (212) 892-5434

         [Signature Page to Receivables Funding and Servicing Agreement]

                                          NORWEST BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Backup
                                            Servicer and Collateral Agent


                                          By:
                                             -------------------------------
                                              Name:
                                              Title:

                                          Sixth Street and Marquette Avenue
                                          Minneapolis, Minnesota 55479-0070
                                          Attention: Corporate Trust Services -
                                                     Asset Backed Administration
                                          Facsimile No.: (612) 667-3539


         [Signature Page to Receivables Funding and Servicing Agreement]

                                                                     EXHIBIT A


DLJ Mortgage Capital, Inc.
277 Park Avenue
New York, NY 10172
Attention:
Fax #: (212) 892-5434
Phone #: (212) 325-9070/9086

Norwest Bank Minnesota, National Association
Norwest Center
Sixth Street & Marquette Avenue
Minneapolis, MN 55479-0070
Attention:    Corporate Trust Services -
              Asset Backed Administration
Fax #: (612) 667-3539
Phone #: (612) 667-1117

RE: Advance Request: $_________

                            [_________]

Gentlemen and Ladies:

    This Advance Request confirms our request for an Advance against the Pledged Receivables listed in SCHEDULE A hereto, pursuant to the Receivables Funding and Servicing Agreement dated as of October 17, 1997 (as amended from time to time, the "Agreement"), as follows:

Advance Date:                               ____________, 199___

Pledged Receivables:  See SCHEDULE A hereto

Advance Amount:

1) Product of 0.95 and the Aggregate Outstanding Principal Balance of Pledged Receivables that are Premier Receivables:

    a.   Aggregate Outstanding Principal Balance: $_____

    b.   Advance Rate: 0.95

    c.   Advance Amount Against Premier Receivables (a x b): $_____

2) Product of 0.93 and the Aggregate Principal Balance of Pledged Receivables that are Classic Receivables that are not Financed
    Repossessions:

    a.   Aggregate Outstanding Principal Balance: $_____

    b.   Advance Rate: 0.93

    c. Advance Amount Against Classic Receivables that are not Financed Repossessions (a x b): $_____

3) Product of 0.85 and the Aggregate Principal Balance of Pledged Receivables that are Classic Receivables that are Financed
    Repossessions:

    a.   Aggregate Outstanding Principal Balance: $_____

    b.   Advance Rate: 0.85

    c. Advance Amount Against Classic Receivables that are Financed Repossessions (a x b): $_____

4)  Gross Advance Amount (sum of 1c plus 2c plus 3c): $_____

5)  Reserve Account Deposit (1% of 4): $_____

6)  Net Advance Amount to Borrower (4 - 5): $_____

    The Borrower hereby acknowledges that, pursuant to SECTION 2.4 of the Receivables Funding and Servicing Agreement, the delivery of this Advance Request and the acceptance by the Borrower of the proceeds of the Advance requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Advance, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Transaction Documents, all applicable statements set forth in SECTION 2.4 are true and correct in all material respects.

    The Borrower agrees that if prior to the time of the Advance requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Advance requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Advance as if then made.

    The Borrower has caused this Advance Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this ___ day of ___________ __, 19__.

                             ARCADIA RECEIVABLES FINANCE CORP. III


                             By:
                                ---------------------------------------
                                     Name:
                                     Title:

                             ARCADIA FINANCIAL LTD.,
                              as Servicer


                             By:
                                ---------------------------------------

                                     Responsible Officer

WIRE INSTRUCTIONS:

Norwest Bank
ABA #091 0000 19
Acct # 10-38-377

Corporate Trust FFC
(A) Liquidity Acct # 133-302-02   XXXXXXX
(B)    TO BE INCLUDED AT A LATER DATE

                                                                   EXHIBIT B


                                     NOTE

    THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE OWNER HEREOF UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, AND WILL NOT BE A "PROHIBITED TRANSACTION" UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"). BY ACCEPTANCE OF THIS NOTE, THE HOLDER AGREES TO BE BOUND BY ALL THE TERMS OF THE RECEIVABLES FUNDING AND SERVICING AGREEMENT REFERRED TO HEREIN.


$______________                                             _________ __, 1997


    FOR VALUE RECEIVED, the undersigned, ARCADIA RECEIVABLES FINANCE CORP. III, a Delaware corporation (the "BORROWER"), promises to pay to the order of DLJ Mortgage Capital, Inc., as Agent for the Investors, on the Stated Maturity Date the principal sum of _________________________ _______
($___________) or, if less, the aggregate unpaid principal amount of all Advances shown on the schedule attached hereto (and any continuation thereof) and/or in the records of Agent made pursuant to that certain Receivables Funding and Servicing Agreement, dated as of October 17, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "RECEIVABLES FUNDING AND SERVICING AGREEMENT"), among the Borrower, Arcadia Financial Ltd., Norwest Bank Minnesota, National Association and DLJ Mortgage Capital, Inc., as Agent. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Receivables Funding and Servicing Agreement.

    The Borrower also promises to pay Yield on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Receivables Funding and Servicing Agreement.

    Payments of both principal and Yield are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Agent pursuant to the Receivables Funding and Servicing Agreement.

    This Note is the Note referred to in, and evidences Advances made under, the Receivables Funding and Servicing Agreement, and the holder hereof is entitled to the benefits of the Receivables Funding and Servicing Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be immediately due and payable.

    All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

    As provided in the Receivables Funding and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Collateral Agent in Minneapolis, Minnesota, and at any other office or agency maintained by the Borrower for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

    The Notes are issuable only in registered form without coupons in minimum denominations of $100,000. As provided in the Agreement and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange, but the Borrower or the Collateral Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    The Borrower, the Collateral Agent and any agent of the Borrower or the Collateral Agent may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note may be overdue, and neither the Borrower, the Collateral Agent nor any such agent shall be affected by notice to the contrary.

    The holder hereof hereby agrees, and any assignee or participant of such holder, by accepting such assignment or participation, shall be deemed to have agreed, that it will not institute against the Borrower, or join any other Person in instituting against the Borrower, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Advances or other amounts due from the Borrower hereunder shall be outstanding or there shall not have elapsed one year PLUS one day since the last day on which any such Advances or other amounts shall be outstanding. The foregoing shall not limit such Person's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than such Person.

    THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).


                                        ARCADIA RECEIVABLES FINANCE CORP. III



                                        By:_____________________________
                                              Name:
                                              Title:


    Personally appeared before me ________________________ [name of notary], in _____________________[county], ____________________ [state], the above-named

_______________________ [name of person executing], known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ [title] of Arcadia Receivables Finance Corp. III and acknowledged to me that he executed the same as his free act and deed and the
free act and deed of [                           ].

    Subscribed and sworn before me this ____ day of _________, 1997.


                                         NOTARY PUBLIC

                                         COUNTY OF __________________
                                         STATE OF ___________________

                                         My commission expires the ____ day of
                                         ____________, 199_.



Schedule attached to Note Dated _________ __, 1997 of [           ]
payable to the order of DLJ Mortgage Capital, Inc., as Agent


         Date of           Amount of          Amount of
         Advance            Advance           Repayment

                            FORM OF ASSIGNMENT FORM

                                 ASSIGNMENT FORM

    If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:






                   (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint, agent to transfer this Note on the books of the Borrower. The agent may substitute another to act for him.


Dated:                              Signed:


                                            (sign exactly as the name appears on
                                            the other side of this Note)

Signature Guarantee

Important Notice: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this Note becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed Note, it is recommended that you fill in the name of the new owner in the "Assignee" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "power of attorney" form and then mail the unsigned Note and the signed "power of attorney" in separate envelopes. For added protection, use certified or registered mail for a Note.

                                                                EXHIBIT C



          FORM OF SERVICER'S CERTIFICATE

                                                                     EXHIBIT D

                                                                        No.___

              COLLATERAL RECEIPT AND CONFIRMATION


DLJ Mortgage Capital, Inc.

277 Park Avenue
New York, New York  10172
Attn: ___________________

Re: Receivables Funding and Servicing Agreement (the "Receivables
    Funding Agreement") dated October 17, 1997, among DLJ Mortgage
    Capital, Inc. Arcadia Financial Ltd., Arcadia Receivables Finance Corp. III and Norwest Bank Minnesota, National Association, as Collateral Agent
    ---------------------------------------------------------------------------

Aggregate Outstanding Principal Balance
of the Receivables on the
Schedule of Receivables dated
__________ __, 199_: $_____________________

Gentlemen:

    In accordance with the provisions of Section 14.1 of the Receivables Financing Agreement, the undersigned, as Custodian, hereby certifies that, as to each Receivable listed in the Schedule of Receivables dated ____________ __, 199_, it has in its possession the complete Receivable Files for the Receivables identified on such Schedule of Receivables.

    Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Receivables Financing Agreement.

                              ARCADIA FINANCIAL LTD.,
                              as Custodian

                              By:
                              Print Name:
                              Title:

                                                                    EXHIBIT E

          REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS


To: [CUSTODIAN]

Re: The Receivables Funding and Servicing Agreement (the "Receivables
    Funding Agreement") dated October 17, 1997, among DLJ Mortgage Capital, Inc., Arcadia Financial Ltd., Arcadia Receivables Finance Corp. III,
    and Norwest Bank Minnesota, National Association, as Backup Servicer and Collateral Agent
    ------------------------------------------------------------------------

Gentlemen:

    In connection with the administration of the Receivables held by you as the Custodian for the Agent, we request the release, and acknowledge receipt, of the (Receivables File/specify documents) for the Receivable described below, for the reason indicated.

    Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Collateral Agent Agreement.

Obligor's Name, Address & Zip Code:



Receivable Number:


Reason for Requesting Documents (check one or more)

_____   1.        Receivable Paid in Full

_____   2.        Receivable Repurchased

_____   3.        Receivable Liquidated

_____   4.        Receivable in Repossession

_____   5.        Other (explain)

    If item 1, 2 or 3 above is checked, and if all or part of the Receivables File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Contract.

    The undersigned hereby certifies that if a release has been requested due to payment in full of a Receivable or repurchase upon breach of a representation or warranty, all amounts received in connection therewith which are required to be deposited in the Collection Account pursuant to
    Section 8.3 of the Receivables Funding and Servicing Agreement have been so deposited.

    If item 4 or 5 above is checked, upon our return of the above document(s) to you as the Collateral Agent, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                           ARCADIA FINANCIAL LTD.

                                           By:________________________________
                                           Print Name: _______________________
                                           Title: ____________________________
                                           Date: _____________________________




         DOCUMENTS RETURNED TO THE CUSTODIAN:

             [CUSTODIAN]

             By:______________________________
             Print Name: _____________________
             Title: __________________________
             Date:  __________________________

                                                                    EXHIBIT F

         FORM OF ASSIGNMENT AND ACCEPTANCE


    Reference is made to the Receivables Funding and Servicing Agreement, dated as of October 17, 1997, by and among Arcadia Receivables Finance Corp. III, as Borrower, Arcadia Financial Ltd., as Servicer and Custodian, DLJ Mortgage Capital, Inc., individually and as Agent, the financial institutions from time to time party thereto, and their permitted assigns, as Lenders, and Norwest Bank Minnesota, National Association, as Collateral Agent and Backup Servicer (the "FUNDING AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Funding Agreement.

    1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date, the interests set forth below (the "ASSIGNED INTERESTS") in the Assignor's rights and obligations under the Funding Agreement, together with unpaid Yield accrued on the assigned Advances to the Effective Date and the amount, if any, of the fees accrued to the Effective Date for the account of the Assignor; all Liens securing all or any amount s due under the Funding Agreement being hereby expressly reserved and shall continue to secure the respective interests of the Assignor and Assignee. From and after the Effective Date, (i) the Assignee shall be a party to and be bound by the provisions of the Funding Agreement and, to the extent of the intere sts assigned by this Assignment and Acceptance, have the rights [and obligations] of a Lender thereunder and
(ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights [and be released from its obligations] under the Funding Agreement.

    2. This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument

    3. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    4.   Assignment Information:

         Date of Assignment:

         Legal Name of Assignor:

               Legal Name of Assignee:


               Assignor's Address for Notices:


                      Attention:
                      Telephone:
                      Telecopier:

               Assignee's Address for Notices:

                      Attention:
                      Telephone:

                      Telecopier:

               Effective Date of Assignment:

               Principal Amount of Advances of Assignor
               (After giving affect to the Assignment):

               Principal Amount of Advances of Assignee
               (After giving affect to the Assignment):


               Fees Assigned (if any):

    5.   Payment Instructions:

               Assignor:

                      Attention:
                      Reference:

               Assignee:

                      Attention:
                      Reference:

The terms set forth above are hereby
agreed to, New York, New York,
this ___ day of _____, 1997:

[________________________________].,
as Assignor

By:____________________________
   Name:
   Title:

[________________________________],
as Assignee


By:____________________________
   Name:
   Title:




Accepted:

DLJ MORTGAGE CAPITAL, INC.



By:____________________________
   Name:
   Title:



ARCADIA RECEIVABLES FINANCE
CORP. III


By:____________________________
   Name:
   Title:

                                                                     EXHIBIT G

                            FORM OF ACKNOWLEDGMENT


    Norwest Bank Minnesota, National Association, acting as Collateral Agent pursuant to that certain Collateral Agent Agreement, dated as of October 17, 1997, among Arcadia Financial Ltd. ("AFL"), Norwest Bank Minnesota, National Association, DLJ Mortgage Capital, Inc., as Agent and Arcadia Receivables Finance Corp. III ("ARFC III"), hereby acknowledges that (i) it has conducted a limited review of at least fifty of the Receivables Files transferred to ARFC III pursuant to the Receivables Purchase Agreement and Assignment, dated as of October 17, 1997, between AFL and ARFC III (the "Purchase Agreement") and hereby confirms that each Receivables File so reviewed, with the exceptions noted on Exhibit A hereto, included (a) a fully executed original retail installment sales contract or promissory note and related security agreement, (b) a certificate of insurance or application form for insurance signed by the Obligor or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, or microfiche copies thereof, (c) the original Lien Certificate or, as indicated on Exhibit A hereto, an application therefor and (d) an original credit application, signed by the Obligor, or a microfiche copy thereof, signed by the Obligor and (ii) it has performed a physical inventory of the Receivables Files and confirms that AFL is in possession of a Receivable File for each Receivable listed on the Schedule of Receivables attached to the Purchase Agreement. Norwest Bank Minnesota, National Association, has not otherwise reviewed the Receivables or the related Receivables Files for compliance with the terms of the Purchase Agreement.

          IN WITNESS WHEREOF, Norwest Bank Minnesota, National Association, has caused this acknowledgment to be executed by its duly authorized officer as of this _____ day of _________, 199 .


                                         NORWEST BANK MINNESOTA,
                                         NATIONAL ASSOCIATION,
                                         as Collateral Agent


                                         By____________________________
                                          Name:
                                          Title:

                               TABLE OF CONTENTS


                                                                           PAGE

ARTICLE I       DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . .    1
  SECTION 1.1   Defined Terms. . . . . . . . . . . . . . . . . . . . . . .    1
  SECTION 1.2   Other Definitional Provisions. . . . . . . . . . . . . . .   25

ARTICLE II      THE FACILITY, ADVANCE PROCEDURES AND NOTE. . . . . . . . .   26
  SECTION 2.1   Facility . . . . . . . . . . . . . . . . . . . . . . . . .   26
  SECTION 2.2   Advance Procedures . . . . . . . . . . . . . . . . . . . .   26
  SECTION 2.3   Funding. . . . . . . . . . . . . . . . . . . . . . . . . .   26
  SECTION 2.4   Representation and Warranty. . . . . . . . . . . . . . . .   27
  SECTION 2.5   Voluntary Termination of Facility; Reduction of Facility
                Limit. . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  SECTION 2.6   Note . . . . . . . . . . . . . . . . . . . . . . . . . . .   27

ARTICLE III     YIELD, FEES, ETC.. . . . . . . . . . . . . . . . . . . . .   27
  SECTION 3.1   Yield. . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  SECTION 3.2   Yield Payment Dates. . . . . . . . . . . . . . . . . . . .   28
  SECTION 3.3   Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
  SECTION 3.4   Computation of Yield and Fees. . . . . . . . . . . . . . .   28

ARTICLE IV      REPAYMENTS AND PREPAYMENTS . . . . . . . . . . . . . . . .   28
  SECTION 4.1   Repayments and Prepayments . . . . . . . . . . . . . . . .   28

ARTICLE V       PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . .   29
  SECTION 5.1   Making of Payments . . . . . . . . . . . . . . . . . . . .   29
  SECTION 5.2   Application of Certain Payments. . . . . . . . . . . . . .   29
  SECTION 5.3   Due Date Extension . . . . . . . . . . . . . . . . . . . .   29

ARTICLE VI      INCREASED COSTS, ETC.. . . . . . . . . . . . . . . . . . .   30
  SECTION 6.1   Increased Costs. . . . . . . . . . . . . . . . . . . . . .   30
  SECTION 6.2   Additional Yield on Advances . . . . . . . . . . . . . . .   31
  SECTION 6.3   Funding Losses . . . . . . . . . . . . . . . . . . . . . .   31

ARTICLE VII     CONDITIONS TO ADVANCES . . . . . . . . . . . . . . . . . .   32
  SECTION 7.1   Initial Advance. . . . . . . . . . . . . . . . . . . . . .   32
  SECTION 7.2   All Advances . . . . . . . . . . . . . . . . . . . . . . .   32

ARTICLE VIII    ADMINISTRATION AND SERVICING OF RECEIVABLES. . . . . . . .   33
  SECTION 8.1   Duties of the Servicer . . . . . . . . . . . . . . . . . .   33
  SECTION 8.2   Collection of Receivable Payments; Modification and
                Amendment of Receivables; Lockbox Agreements . . . . . . .   34
  SECTION 8.3   Realization Upon Receivables . . . . . . . . . . . . . . .   37
  SECTION 8.4   Insurance. . . . . . . . . . . . . . . . . . . . . . . . .   38
  SECTION 8.5   Maintenance of Security Interests in Financed Vehicles . .   39
  SECTION 8.6   Covenants, Representations and Warranties of Servicer. . .   40
  SECTION 8.7   Purchase of Receivables Upon Breach of Covenant or
                Representation and Warranty. . . . . . . . . . . . . . . .   43

  SECTION 8.8   Total Servicing Fee; Payment of Certain Expenses by
                Servicer . . . . . . . . . . . . . . . . . . . . . . . . .   43
  SECTION 8.9   Servicer's Certificate . . . . . . . . . . . . . . . . . .   44
  SECTION 8.10  Annual Statement as to Compliance; Notice of Servicer
                Termination Event. . . . . . . . . . . . . . . . . . . . .   44
  SECTION 8.11  Annual Independent Accountants' Report . . . . . . . . . .   44
  SECTION 8.12  Access to Certain Documentation and Information Regarding
                Receivables. . . . . . . . . . . . . . . . . . . . . . . .   45
  SECTION 8.13  Monthly Tape . . . . . . . . . . . . . . . . . . . . . . .   45
  SECTION 8.14  Insurance. . . . . . . . . . . . . . . . . . . . . . . . .   46
  SECTION 8.15  Accounts . . . . . . . . . . . . . . . . . . . . . . . . .   46
  SECTION 8.16  Servicer Reimbursement from Collections. . . . . . . . . .   46
  SECTION 8.17  Application of Collections . . . . . . . . . . . . . . . .   46

ARTICLE IX      GRANT OF SECURITY INTERESTS. . . . . . . . . . . . . . . .   46
  SECTION 9.1   Borrower's Grant of Security Interest. . . . . . . . . . .   46
  SECTION 9.2   Delivery of Collateral . . . . . . . . . . . . . . . . . .   48
  SECTION 9.3   Borrower Remains Liable. . . . . . . . . . . . . . . . . .   48
  SECTION 9.4   Covenants of the Borrower and Servicer Regarding the
                Collateral . . . . . . . . . . . . . . . . . . . . . . . .   49
  SECTION 9.5   Release of Borrower Collateral . . . . . . . . . . . . . .   51

ARTICLE X       REPRESENTATIONS AND WARRANTIES OF THE BORROWER . . . . . .   52
  SECTION 10.1  Organization and Good Standing . . . . . . . . . . . . . .   52
  SECTION 10.2  Due Qualification. . . . . . . . . . . . . . . . . . . . .   52
  SECTION 10.3  Power and Authority. . . . . . . . . . . . . . . . . . . .   53
  SECTION 10.4  Security Interest; Binding Obligations . . . . . . . . . .   53
  SECTION 10.5  No Violation . . . . . . . . . . . . . . . . . . . . . . .   53
  SECTION 10.6  No Proceedings . . . . . . . . . . . . . . . . . . . . . .   53
  SECTION 10.7  No Consents. . . . . . . . . . . . . . . . . . . . . . . .   54
  SECTION 10.8  Approvals. . . . . . . . . . . . . . . . . . . . . . . . .   54
  SECTION 10.9  Chief Executive Office . . . . . . . . . . . . . . . . . .   54
  SECTION 10.10 Solvency . . . . . . . . . . . . . . . . . . . . . . . . .   54
  SECTION 10.11 Tax Treatment. . . . . . . . . . . . . . . . . . . . . . .   54
  SECTION 10.12 Compliance With Laws . . . . . . . . . . . . . . . . . . .   54
  SECTION 10.13 Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .   55
  SECTION 10.14 No Liens, Etc. . . . . . . . . . . . . . . . . . . . . . .   55
  SECTION 10.15 Purchase and Sale. . . . . . . . . . . . . . . . . . . . .   55
  SECTION 10.16 Securities Act of 1933; Investment Company Act of 1940 . .   55
  SECTION 10.17 Information True and Correct . . . . . . . . . . . . . . .   55
  SECTION 10.18 ERISA Compliance . . . . . . . . . . . . . . . . . . . . .   55
  SECTION 10.19 Investment Company Status. . . . . . . . . . . . . . . . .   56
  SECTION 10.20 No Shared Obligations. . . . . . . . . . . . . . . . . . .   56
  SECTION 10.21 Eligible Receivables . . . . . . . . . . . . . . . . . . .   56

ARTICLE XI      COVENANTS OF THE BORROWER. . . . . . . . . . . . . . . . .   56
  SECTION 11.1  Protection of Security Interest of the Investors . . . . .   56
  SECTION 11.2  Other Liens or Interests . . . . . . . . . . . . . . . . .   57
  SECTION 11.3  Costs and Expenses . . . . . . . . . . . . . . . . . . . .   57
  SECTION 11.4  Reporting Requirements . . . . . . . . . . . . . . . . . .   57
  SECTION 11.5  Take-Out Securitization. . . . . . . . . . . . . . . . . .   58
  SECTION 11.6  Corporate Separateness . . . . . . . . . . . . . . . . . .   58
  SECTION 11.7  Inspections. . . . . . . . . . . . . . . . . . . . . . . .   60

ARTICLE XII     THE SERVICER . . . . . . . . . . . . . . . . . . . . . . .   62
  SECTION 12.1  Liability of Servicer; Indemnities . . . . . . . . . . . .   62
  SECTION 12.2  Merger or Consolidation of, or Assumption of the
                Obligations of, the Servicer or Backup Servicer. . . . . .   63
  SECTION 12.3  Limitation on Liability of Servicer, Backup Servicer and
                Others . . . . . . . . . . . . . . . . . . . . . . . . . .   64
  SECTION 12.4  Delegation of Duties . . . . . . . . . . . . . . . . . . .   65
  SECTION 12.5  Servicer and Backup Servicer Not to Resign . . . . . . . .   65

ARTICLE XIII    SERVICER TERMINATION EVENTS. . . . . . . . . . . . . . . .   66
  SECTION 13.1  Servicer Termination Event . . . . . . . . . . . . . . . .   66
  SECTION 13.2  Consequences of a Servicer Termination Event . . . . . . .   67
  SECTION 13.3  Appointment of Successor Servicer. . . . . . . . . . . . .   68

ARTICLE XIV     THE CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . .   69
  SECTION 14.1  Delivery of the Custodial Receipt and Confirmation . . . .   69
  SECTION 14.2  Obligations of the Custodian . . . . . . . . . . . . . . .   69
  SECTION 14.3  Release of Receivables Files . . . . . . . . . . . . . . .   69
  SECTION 14.4  Release Upon Repurchase or Payment in Full . . . . . . . .   70
  SECTION 14.5  Fees and Expenses of the Custodian . . . . . . . . . . . .   70
  SECTION 14.6  Examination of Receivables Files . . . . . . . . . . . . .   70
  SECTION 14.7  Insurance of the Custodian . . . . . . . . . . . . . . . .   70
  SECTION 14.8  Periodic Statements. . . . . . . . . . . . . . . . . . . .   71
  SECTION 14.9  Resignation by and Removal of the Custodian; Successor
                Custodian. . . . . . . . . . . . . . . . . . . . . . . . .   71

ARTICLE XV      FACILITY TERMINATION EVENTS; THEIR EFFECT. . . . . . . . .   71
  SECTION 15.1  Facility Termination Events. . . . . . . . . . . . . . . .   71
  SECTION 15.2  Effect of Facility Termination Event; Remedies . . . . . .   73

ARTICLE XVI     THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . .   74
  SECTION 16.1  Authorization and Action . . . . . . . . . . . . . . . . .   74
  SECTION 16.2  Exculpation. . . . . . . . . . . . . . . . . . . . . . . .   74
  SECTION 16.3  Agent and Affiliates . . . . . . . . . . . . . . . . . . .   74
  SECTION 16.4  Replacement Agent. . . . . . . . . . . . . . . . . . . . .   75

ARTICLE XVII    ASSIGNMENTS. . . . . . . . . . . . . . . . . . . . . . . .   75
  SECTION 17.1  Restrictions on Assignments. . . . . . . . . . . . . . . .   75
  SECTION 17.2  Documentation. . . . . . . . . . . . . . . . . . . . . . .   75
  SECTION 17.3  Rights of Assignee . . . . . . . . . . . . . . . . . . . .   76
  SECTION 17.4  Notice of Assignment . . . . . . . . . . . . . . . . . . .   76
  SECTION 17.5  Registration; Registration of Transfer and Exchange. . . .   76
  SECTION 17.6  Mutilated, Destroyed, Lost and Stolen Notes. . . . . . . .   77
  SECTION 17.7  Persons Deemed Owners. . . . . . . . . . . . . . . . . . .   78
  SECTION 17.8  Cancellation . . . . . . . . . . . . . . . . . . . . . . .   78
  SECTION 17.9  Holder of Note Prior to Facility Termination Date. . . . .   78

ARTICLE XVIII   INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . .   78
  SECTION 18.1  General Indemnity of the Borrower. . . . . . . . . . . . .   78
  SECTION 18.2  Contribution . . . . . . . . . . . . . . . . . . . . . . .   80


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

ARTICLE XIX     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . .   80
  SECTION 19.1  No Waiver; Remedies. . . . . . . . . . . . . . . . . . . .   80
  SECTION 19.2  Amendments, Waivers. . . . . . . . . . . . . . . . . . . .   81
  SECTION 19.3  Notices, Etc.. . . . . . . . . . . . . . . . . . . . . . .   81
  SECTION 19.4  Costs, Expenses and Taxes. . . . . . . . . . . . . . . . .   81
  SECTION 19.5  Binding Effect; Survival . . . . . . . . . . . . . . . . .   81
  SECTION 19.6  Captions and Cross References. . . . . . . . . . . . . . .   82
  SECTION 19.7  Severability . . . . . . . . . . . . . . . . . . . . . . .   82
  SECTION 19.8  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . .   82
  SECTION 19.9  Counterparts . . . . . . . . . . . . . . . . . . . . . . .   82
  SECTION 19.10 WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . . .   82
  SECTION 19.11 Third Party Beneficiary. . . . . . . . . . . . . . . . . .   83
  SECTION 19.12 No Proceedings . . . . . . . . . . . . . . . . . . . . . .   83
  SECTION 19.13 ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . .   83

ARTICLE XX      THE COLLATERAL AGENT AS AGENT. . . . . . . . . . . . . . .   84
  SECTION 20.1  Duties of the Agent. . . . . . . . . . . . . . . . . . . .   84
  SECTION 20.2  Certain Matters Affecting the Agent. . . . . . . . . . . .   85
  SECTION 20.3  Agent Not Liable for Notes or Receivables. . . . . . . . .   86
  SECTION 20.4  Agent May Own Notes. . . . . . . . . . . . . . . . . . . .   87
  SECTION 20.5  Agent's Indemnification  . . . . . . . . . . . . . . . . .   87
  SECTION 20.6  Eligibility Requirements for Agent . . . . . . . . . . . .   87
  SECTION 20.7  Resignation or Removal of Agent. . . . . . . . . . . . . .   88
  SECTION 20.8  Successor Agent. . . . . . . . . . . . . . . . . . . . . .   88
  SECTION 20.9  Merger or Consolidation of Agent . . . . . . . . . . . . .   89
  SECTION 20.10 Appointment of Co-Agent or Separate Agent. . . . . . . . .   89
  SECTION 20.11 Agent May Enforce Claims Without Possession of Notes . . .   90
  SECTION 20.12 Suit for Enforcement . . . . . . . . . . . . . . . . . . .   91


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
                                                                         PAGE

EXHIBITS

EXHIBIT A     Form of Advance Request (Section 2.2)
EXHIBIT B     Form of Note (Section 2.8)
EXHIBIT C     Form of Servicer's Certificate (Section 8.9)
EXHIBIT D     Form of Collateral Receipt and Certification
EXHIBIT E     Request for Release and Receipt of Document
EXHIBIT F     Form of Assignment and Acceptance
EXHIBIT G     Form of Acknowledgment



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